As filed with the Securities and Exchange Commission on August 29, 2007
Securities Act Registration No. 333-143345
Investment Company Act of 1940 Registration No. 811-22073

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2

Registration Statement under the Securities Act of 1933	☐

Pre-Effective Amendment No. 1	☑

Post-Effective Amendment No.
and/or

Registration Statement under the Investment Company Act of 1940	☐

Amendment No. 1	☑
Highland Capital Multi-Strategy Fund
(Exact Name of Registrant as Specified in the Declaration of Trust)
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices)
(877) 665-1287
(Registrant’s telephone number, including area code)
James D. Dondero, President
Highland Multi-Strategy Fund
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq.	Gary L. Granik, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP	Stroock & Stroock & Lavan LLP
Four Times Square	180 Maiden Lane
New York, New York 10036	New York, New York 10038

Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box.........☑
It is proposed that this filing will become effective (check appropriate box):
     ☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
	Amount Being	Offering	Aggregate	Amount of
Title of Securities Being Registered	Registered	Price per Unit	Offering Price	Registration Fee
Common Shares, $0.001 par value	200,000 shares	$20.00	$4,000,000(1)	$122.80(2)

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	A registration fee of $122.80 was previously paid in connection with the initial filing of this registration statement on May 30, 2007.
     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

HIGHLAND MULTI-STRATEGY FUND
CROSS REFERENCE SHEET
Part A — Prospectus

	Items in Part A of Form N-2	Location in Prospectus

Item 1.	Outside Front Cover	Cover Page
Item 2.	Cover Pages; Other Offering Information	Cover Page
Item 3.	Fee Table and Synopsis	Prospectus Summary; Summary of Trust Expenses
Item 4.	Financial Highlights	Not Applicable
Item 5.	Plan of Distribution	Cover Page; Prospectus Summary; Plan of Distribution
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds; Prospectus Summary
Item 8.	General Description of the Registrant	Prospectus Summary; Risk Factors;
Item 9.	Management	Management of the Trust; Custodian and Transfer Agent
Item 10.	Capital Stock, Long-Term Debt, and Other Securities	Not Applicable
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Not Applicable
Item 13.	Table of Contents of the Statement of Additional Information	Table of Contents for the Statement of Additional Information

Part B — Statement of Additional Information

Item 14.	Cover Page	Cover Page
Item 15.	Table of Contents	Cover Page
Item 16.	General Information and History	Not Applicable
Item 17.	Investment Objective and Policies	Investment Objectives and Restrictions; Investment Policies and Techniques; Other Investment Policies and Techniques; Portfolio Transactions
Item 18.	Management	Management of the Trust; Portfolio Transactions and Brokerage
Item 19.	Control Persons and Principal Holders of Securities	Not Applicable
Item 20.	Investment Advisory and Other Services	Management of the Trust for the Prospectus and Statement of Additional Information; Experts
Item 21.	Portfolio Managers	Management of the Trust
Item 22.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
Item 23.	Tax Status	Taxation
Item 24.	Financial Statements	Financial Statements; Independent Auditors’ Report

Part C — Other Information

Items 25-34 have been answered in Part C of this Registration Statement

PROSPECTUS
HIGHLAND CAPITAL MULTI-STRATEGY FUND
Common Shares

     The Trust. Highland Capital Multi-Strategy Fund is a newly-organized, continuously offered, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940 (the “1940 Act”) and formed as a Delaware statutory trust. Throughout this prospectus, we refer to Highland Capital Multi-Strategy Fund simply as the “Trust” or as “we,” “us” or “our.”
     Investment Objectives. The Trust’s investment objectives are both current income and capital appreciation. The Trust seeks to achieve its objectives by investing its assets primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. Additionally, within the categories of obligations and securities in which the Trust invests, Highland Capital Management, L.P., the Trust’s investment adviser (“Highland” or the “Investment Adviser”), may employ various trading strategies. See “Investment Objectives and Principal Strategies.” The Trust may , however, also invest up to 20% of its assets in these categories of obligations and securities through the use of derivatives, particularly non-recourse total rate of return swaps, for speculative purposes. For a discussion of the risks of investing in total return swaps, see page 25 of “Risk Factors.” Highland will seek to achieve the Trust’s capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations.
     Under normal market conditions, at least 80% of the Trust’s assets will be invested in one or more of the Trust’s principal investment categories as described above in clauses (i) – (v) of the preceding paragraph. Subject only to this general guideline, the Investment Adviser has broad discretion to allocate the Trust’s assets among these investment categories and to change allocations as conditions warrant. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. A significant portion of the Trust’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.” The Investment Adviser does not anticipate a high correlation between the performance of the Trust’s portfolio and the performance of the corporate bond and equity markets. The investment objectives may be changed without shareholder approval on 14 days’ prior notice. There can be no assurance that the Trust’s investment objectives will be achieved.
     Investing in the Trust’s common shares (the “Shares”) involves a high degree of risk. See “Risk Factors” beginning on page 12.
     The Shares have had no history of public trading nor is it intended that the Shares will be listed on a public exchange.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
		Minimum		Maximum
Price to Public	$20.00		$0.00	$
Sales Load (1)		$		$
Estimated Offering Expenses (2)		$		$
Proceeds to the Trust		$		$

(1)	Generally, the minimum initial investment in the Trust is $ , which minimum is subject to waiver. In addition to any sales load, the Trust will pay a Servicing Fee to UBS Financial and any other distributors appointed by the Trust at an annual rate of 0.20% of their respective client assets being serviced. Highland will also pay a Trailing Fee to UBS Financial at the annual rate of 0.90% of the aggregate value of outstanding Shares held by clients of UBS Financial. See “Plan of Distribution.”

(2)	The Trust will pay its offering expenses of approximately $ from the proceeds of this offering. The Trust does not intend to offer preferred shares in the next 12 months. To the extent that the Trust decides in the future to issue preferred shares, the offering expenses for such an offering would be borne entirely by the holders of the Trust’s Shares.

UBS Financial Services Inc. (“UBS Financial”) acts as the distributor of the Trust’s Shares on a best efforts basis, subject to various conditions. The Trust also may distribute Shares through other selected dealers. The Trust will sell Shares only to Qualified Investors (as defined herein). Once a prospective shareholder’s order is received and accepted, a confirmation will be sent to the shareholder. UBS Financial expects to deliver the shares on or about      , 2007 or such earlier or later date as UBS Financial may determine and thereafter will continue to sell Shares on the last business day of each month (each of such foregoing dates is called a “Closing Date”). Thereafter, the shareholder’s brokerage account will be debited for the purchase amount, which will be deposited into an escrow account set up at PNC Bank Corp. for the benefit of the shareholders. See “Plan of Distribution.”

UBS Financial Services Inc.
, 2007

     Investment Policies and Strategies. Under normal market conditions, the Investment Adviser will invest across various markets in which the Investment Adviser has significant investment experience: primarily the leveraged loan, high yield, structured product and stressed and distressed markets. Highland will make investment decisions based on quantitative analysis, which employs sophisticated, data-intensive models to drive the investment process. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus.
     The Investment Adviser will use trading strategies to exploit pricing inefficiencies across the credit markets, or debt markets, and within an individual issuer’s capital structure. The Trust will vary its investments by strategy, industry, security type and credit market, but reserves the right to re-position its portfolio among these criteria depending on market dynamics, and thus the Trust may experience high portfolio turnover. The Trust expects to have an annual portfolio turnover rate in excess of 100%. The Investment Adviser will manage interest rate, default, currency and systemic risks through a variety of trading methods and market tools, including derivative hedging instruments, as it deems appropriate.
     This multi-strategy investment program will allow the Investment Adviser to assess what it considers to be the best opportunities across multiple markets and to adjust quickly the Trust’s trading strategies and market focus to changing conditions. The Investment Adviser will focus primarily on the U.S. marketplace, but may pursue opportunities in the non-U.S. credit or securities markets by investing up to 20% of the Trust’s assets in non-U.S. credit or securities market investments.
     As stated above, Highland may employ various trading strategies, including but not limited to, capital structure arbitrage and pair trades. “Capital structure arbitrage” typically involves establishing long and short positions in securities (or their derivatives) at different tiers within an issuer’s capital structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing inefficiency. Some issuers may also have more than one class of shares or an equivalent vehicle that trades in a different market (e.g., European equities and their American Depository Receipt counterparts). This strategy seeks to profit from the disparity in prices between the various related securities in anticipation that over time all tiers and classes will become more efficiently priced relative to one another. “Pair trades” involve the establishment of a long position in one security and a short position in another security at the same time. A pair trade attempts to minimize the effect of larger market trends and emphases the performance of one security relative to another.
     Repurchase of Shares. The Trust is an interval fund, and as such, has adopted a fundamental policy that it will make semi-annual repurchases for 5% to 25% of Shares outstanding at net asset value (“NAV”); however, the Shares are less liquid than shares of funds that trade on a stock exchange. Under limited circumstances, and only pursuant to specific regulatory requirements, the Trust may suspend or postpone semi-annual repurchase offer. There is no guarantee that shareholders will be able to sell all of their Shares that they desire to sell in a semi-annual repurchase offer. See “Semi-Annual Repurchase Offers.”
     Investor Qualifications. Shares are offered only to individuals who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. Generally, the stated minimum initial investment is $           which minimum may be waived in UBS Financial’s sole discretion, but not below $[ ] (inclusive of placement fee). See “Investor Qualifications.”

     You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the Shares, and retain it for future reference. A Statement of Additional Information, dated      , 2007, containing additional information about the Trust, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page       of this prospectus. You may request a free copy of the Statement of Additional Information, request the Trust’s annual and semi-annual reports, request information about the Trust and make shareholder inquiries by calling 1-877-665-1287 or by writing to the Trust at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. These materials are also available without charge at the Trust’s web site (http://www.highlandfunds.com). You can get the same information free from the Commission’s web site (http://www.sec.gov). You may also obtain a copy of the Statement of Additional Information (and other information regarding the Trust) from the Commission’s Public Reference Room in Washington, D.C. by calling 1-202-551-8090. The Commission charges a fee for copies.
     The Trust’s Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
     You should rely only on the information contained in this prospectus. The Trust has not authorized anyone to provide you with different information. The Trust is not making an offer of these securities in any state where the offer is not permitted.

v

PROSPECTUS SUMMARY
     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Trust. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”).

The Trust	Highland Capital Multi-Strategy Fund, a Delaware statutory trust (the “Trust”), is a newly-organized, continuously offered, non-diversified closed-end management investment company registered under the 1940 Act. The Trust is an interval fund that will make semi-annual repurchases of Shares for 5% to 25% of its Shares outstanding at net asset value (“NAV”).

Investment Objectives, Policies and Principal Strategies	The Trust’s investment objectives are to provide both current income and capital appreciation. The Trust seeks to achieve its objectives by investing its assets primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. Additionally, within the categories of obligations and securities in which the Trust invests, Highland Capital Management, L.P., the Trust’s investment adviser (“Highland” or the “Investment Adviser”), employs various trading strategies. The Trust may also invest up to 20% of its assets in these categories of obligations and securities through the use of derivatives, particularly non-recourse total rate of return swaps. Highland will seek to achieve the Trust’s capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations.

Under normal market conditions, at least 80% of the Trust’s assets are invested in one or more of the Trust’s principal investment categories as described above in clauses (i)-(v) of the preceding paragraph. Subject only to this general guideline, the Investment Adviser has broad discretion to allocate the Trust’s assets among these investment categories and to change allocations as conditions warrant. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. A significant portion of the Trust’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.” The Investment Adviser does not anticipate a high correlation between the performance of the Trust’s portfolio and the performance of the corporate bond and equity markets. The investment objectives may be changed without shareholder approval.

There can be no assurance that the Trust’s investment objectives will be achieved.

The Trust will benefit from Highland’s years of investment experience (since 1993) in leveraged loan, high yield, structured products and stressed and distressed markets. In finding opportunities, the Investment Adviser looks to utilize its investment staff of approximately 79 credit investment professionals who actively monitor approximately 1,200 companies. Their monitoring of the market and existing positions assists the Investment Adviser in obtaining timely and high-quality information on prospective investments. Additionally, the Investment Adviser has senior professionals that focus on individual credit markets, such as the stressed and distressed or structured products segments. This broad staff of industry, product and market specialists differentiates the Investment Adviser from numerous other funds’ other investment advisers that rely on a limited number of investment professionals working in a more generalist capacity. The Investment Adviser believes that credit investing is a due-diligence intensive process that requires long-term committed resources to industry, product and market specialization so that investment decisions are proactive as opposed to reactive in nature.

The Trust may invest and trade in listed and unlisted, public and private, rated and unrated, debt and equity instruments and other obligations, including structured debt and equity instruments as well as financial derivatives. Investments may include investments in stressed and distressed positions, which, in turn, may include publicly-traded debt and equity securities, obligations which were initially privately placed with banks, insurance companies and other lending institutions, trade claims, accounts receivable and any other form of obligation recognized as a claim in a bankruptcy or workout process. The Trust may invest in securities traded in foreign countries and denominated in foreign currencies.

As part of its investment program, the Trust may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over the counter. The Trust may also receive equity or equity-related securities in connection with a workout transaction or may invest directly in equity securities.

The Trust may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk and may engage in other derivative transactions for hedging purposes or to enhance total return. The Trust may also lend securities and engage in short sales of securities. The Trust intends to use leverage through the use of a credit facility, the issuance of preferred shares or a combination of both. During the first 12 months of operations, the Trust expects to employ leverage in the form of borrowings from a credit facility in an amount up to 30% of the Trust’s total assets, and thereafter leverage will not exceed more than 50% of the Trust’s total assets and may include the issuance of preferred shares. In addition, the Trust may invest in the securities of companies whose capital structures are highly leveraged.

From time to time, the Investment Adviser may also invest a portion of the Trust’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations to enable the Trust to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Trust assets may be invested in such obligations if the Investment Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions. From time to time cash balances in the Trust’s brokerage account may be placed in a money market fund. See “Investment Objectives and Principal Strategies—Money Market Investments” “— U.S. Government Securities” and “— Other Investment Companies.”

The Adviser and Administrator	Highland will serve as the investment adviser of the Trust and in that capacity has authority over the day-to-day management of the Trust’s portfolio of securities. Highland’s responsibilities will be set forth in an agreement between the Trust and Highland (the “Investment Advisory Agreement”). As of January 31, 2007, Highland managed approximately $34.2 billion in assets on behalf of investors around the world. In return for its advisory services, the Investment Adviser will receive a fee, payable monthly, at the annual rate of 2.00% of the Trust’s Managed Assets (the “Advisory Fee”). The Trust’s “Managed Assets” means the total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. Highland will also be the administrator of the Trust and, at its own expense, has engaged a sub-administrator. In return for its administration services, Highland will receive a fee, payable monthly, at the annual rate of 0.20% of the Trust’s Managed Assets. See “Management of the Trust—Investment Advisory

Agreement” and “Management of the Trust—Administrator and Administration Agreement.”

Potential Conflicts of Interest	If the Trust employs leverage, the Investment Adviser will benefit because as the Trust’s Managed Assets increase, Highland’s advisory and administration fees will increase. Furthermore, the Investment Adviser will similarly benefit to the extent that the Trust’s Managed Assets increase from the reinvestment of collateral received on portfolio securities loaned. In order to evaluate the effect of leverage, the board of trustees intends to compare the investment performance of the Trust to an industry index that is not leveraged and the Trust’s peers that are leveraged, non-leveraged, or both, as such comparative information is available from time to time.

The Investment Adviser may also have clients that invest in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. This may create situations in which a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. See “Management of the Trust.”

Incentive Fee	An incentive fee may be payable pursuant to the Investment Advisory Agreement. Subject to the limitations set forth below, the Incentive Fee is an amount, payable annually, such that after receipt thereof the Investment Adviser will have received from the Trust 20% of the positive change in net assets from investment operations of the Trust. The Incentive Fee shall be payable as of December 31 of each year and shall be paid no later than completion of the audit of the Trust for such year. If there is a positive change in net assets from operations through any interim month in excess of the High Watermark (defined below), the Trust will accrue an appropriate amount in respect of the Incentive Fee potentially payable at the end of the year. If, however, there is negative change in net assets from operations in any calendar year, no Incentive Fee for that year will be paid until the negative change in net assets from operations has been recovered in full (the “High Watermark”). The cumulative loss to be recovered before the payment of the Incentive Fee will be reduced in certain circumstances. See “Risk Factors—Incentive Fee” and “Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers.”

The Incentive Fee presents risks that are not present in funds without an incentive fee. The aggregate amount of the Incentive Fee and the Advisory Fee payable by the Trust are higher than those paid by most other registered investment companies, but not private funds (so-called “hedge funds”) engaging in similar strategies. See

“Management of the Trust—Investment Advisory Agreement.”

Trust Expenses	The Trust will be responsible for paying the Advisory Fee; the Incentive Fee; due diligence and negotiation expenses; fees and expenses of custodians, administrators, transfer and distribution agents, counsel and trustees; insurance; filing and registration costs; proxy expenses; expenses of communications to shareholders; compliance expenses; interest; taxes; portfolio transaction expenses; costs of responding to regulatory inquiries and reporting to regulatory authorities; costs and expenses of preparing and maintaining the books and records of the Trust; indemnification and litigation costs and extraordinary expenses and such other expenses as are approved by the Trustees as being reasonably related to the organization, offering, capitalization, operation or administration of the Trust and any portfolio investments.

Leverage	The Trust intends to use leverage through borrowings from a credit facility, and after its first 12 months of operations, the issuance of preferred shares. The Trust will maintain asset coverage ratios of at least 200% for any preferred shares outstanding and 300% for any borrowings. Limited temporary borrowings above these leverage limits are also permitted. The Trust may also incur economic leverage embedded in the instruments in which it invests. See “Management of the Trust – Leverage”

The costs of offering and servicing preferred shares, including dividends thereon, and interest payments on borrowings, will be borne entirely by the Trust’s common shareholders.

Credit Facility	The Trust may obtain leverage through a credit facility, which would be secured by substantially all of the assets of the Trust, would be senior to both preferred shares and the Shares and would impose various borrowing limitations, financial covenants and other restrictions on the Trust.

Investor Qualifications	Shares will be sold only to investors who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a “qualified client” as defined in Rule 205-3 under the Investment Advisers Act of 1940 (the “Adviser’s Act”) (“Qualified Investors”). Before you may invest in the Trust, your financial advisor or sales representative will require a certification from you that you are a Qualified Investor. (The form of investor certification that you will be asked to sign is attached to this prospectus as Appendix A.) If your investor certification is not received and accepted by the Trust’s distributor by the Closing Date, your order will not be accepted. See “Investor Qualifications.”

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	The Trust has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders in a closed-end fund do not have the right to redeem their Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Shares on a daily basis because the Trust is a closed-end fund that is not listed on a national stock exchange. In addition, with very limited exceptions, the Trust’s Shares are not transferable and liquidity will be provided only through limited repurchase offers described below. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risk Factors—Repurchase Offer Risks.”

Investor Suitability	An investment in the Trust involves a considerable amount of risk. It is possible that you may lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering	The Trust is engaged in a continuous public offering of its common shares, par value of $.001 per share (the “Shares”), at the next determined NAV per Share plus applicable sales charge through the Trust’s distributor, UBS Financial, and selling dealers. Generally, the stated minimum initial investment in the Trust for each investor is $[ ], which minimum may be reduced by UBS Financial or the Investment Adviser. (See “Plan of Distribution” for details). Prior to the receipt of the investor certification, investor funds will be held in escrow.

Distribution Policy	The Trust will distribute substantially all of its net ordinary income and short-term capital gains each year and may distribute net long-term capital gains annually, subject to restrictions set forth in any credit facility or in the terms of the preferred shares and applicable law.

Semi-Annual Repurchase Offers	As an interval fund, the Trust has adopted a fundamental policy to offer to repurchase semi-annually a specified percentage (between 5% and 25%) of the Shares then outstanding at NAV (“Repurchase Offers”). Repurchase Offers are scheduled to occur on the last business day of the month in the months of March and October. It is anticipated that normally the date on which the repurchase price of Shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange (the “NYSE”) on such date; however, the Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. The end of the seven days is referred to as the “Repurchase Payment Deadline.” See “Semi-Annual Repurchase Offers.”

Liquidity Requirements	The Trust must maintain liquid assets equal to the Repurchase Offer Amount (see “Semi-Annual Repurchase Offers—Repurchase Amounts”) from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Trust will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Trust has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The board of trustees will adopt procedures that are reasonably designed to ensure that the Trust’s assets are sufficiently liquid so that the Trust can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Trust falls out of compliance with these liquidity requirements, the board of trustees will take whatever action it deems appropriate to ensure compliance.

Taxation	The Trust expects to qualify each year as a RIC for U.S. federal income tax purposes. In order to elect and maintain its status as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”), the Trust must diversify its investments, earn its income from specified types of investments, and meet certain distribution requirements each year. If the Trust satisfies such requirements, it generally will not be subject to tax on any income distributed to its shareholders.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”) and 401(k) and Keogh Plans, may purchase Shares in the Trust. The

Trust’s assets not be deemed “plan assets” for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Because the Trust may use leverage, a tax-exempt investor may incur income tax liability to the extent the Trust’s transactions are treated as giving rise to unrelated business taxable income (“UBTI”). An exempt organization, including an IRA, may be required to make tax payments, including estimated tax payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the exempt organization to obtain an Employer Identification Number. Charitable remainder trusts may not purchase Shares. For additional information, see “ERISA Considerations in the SAI.”

Risk Factors	An investment in the Trust involves a high degree of risk. These include the risks of:

	•	no prior operating history

	•	limited liquidity of the Shares

	•	investing in high-yield securities, which are typically rated below investment grade and are generally unsecured

	•	investing in stressed, distressed and bankrupt issuers

	•	investing in securities of non-U.S. issuers, including those located in developing countries

	•	investing in small and mid-cap companies

	•	investing in securities that are illiquid and volatile

	•	investing in a trust that may sell securities short

	•	investing in a trust that may use derivatives for hedging and speculative purposes

	•	investing in a trust that may hedge against foreign currency risks

	•	investing in a trust that may borrow (or otherwise leverage) for investment purposes

	•	investing in a trust that is non-diversified

	•	investing in a trust that has a high portfolio turnover rate

	•	investing in a trust that has an investment adviser that has potential conflicts of interests

Accordingly, the Trust should be considered a speculative investment, and you should invest in the

Trust only if you can sustain a complete loss of your investment. An investment in the Trust should be viewed only as part of an overall investment program. No assurance can be given that the Trust’s investment program will be successful.

See “Risk Factors.”

Plan of Distribution	UBS Financial acts as the distributor of the Trust’s Shares on a best efforts basis, subject to various conditions. UBS Financial may also enter into selling agreements with other brokers or dealers for the sale and distribution of the Trust’s Shares. The Trust is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors.

Sales of Shares will be made only to Qualified Investors who have completed and returned an investor certification, and whose investor certification has been accepted, before the Closing Date. Investors may pay to UBS Financial or their selected dealers a sales load of up to 2.00%. The amount of the sales load to which an investor will be subject will be determined by the investor and its financial advisor, subject to a maximum of 2.00%.

The Trust will pay UBS Financial and any other distributors appointed by the Trust a fee for their ongoing servicing of clients with whom they have distributed Shares at the annual rate of 0.20% of the amount of their respective client assets being serviced (the “Servicing Fee”). Servicing includes: handling investor inquiries regarding the Trust (e.g., responding to questions concerning investments in the Trust, capital account balances, and reports and tax information provided by the Trust); assisting in the enhancement of relations and communications between shareholders and the Trust; assisting in the establishment and maintenance of shareholder accounts with the Trust; assisting in the maintenance of Trust records containing shareholder information; and providing such other information and investor liaison services as the Investment Adviser or UBS Financial may reasonably request.

Additionally, Highland will pay from its own resources a fee to UBS Financial at an annual rate of 0.90% of the aggregate value of outstanding Shares held by clients of UBS Financial (the “Trailing Fee”). The Trailing Fee shall be calculated monthly and paid quarterly based on the average month-end value of Shares held by such clients during the quarter. (See “Plan of Distribution”).

SUMMARY OF TRUST EXPENSES
     The following table illustrates the expenses and fees that shareholders will bear directly or indirectly, including borrowing costs, assuming that the Trust is using leverage of up to 33% of the Trust’s total assets:

Shareholder Transaction Expenses
Maximum sales charge (as a percentage of offering price) (1)	2.00%
Offering Expenses borne by holders of Shares

Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(2)	3.28%
Incentive Fee payable under Investment Advisory Agreement (20% of the positive change in net assets from investment operations) (3)	0.00%
Servicing Fee (4)	0.20%
Interest Payments on Borrowed Funds (5)	2.85%
Other expenses	0.74%

Total annual expenses	6.87%

	Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$87	$216	$341	$634

* Without the sales load, the expenses would be:	$67	$196	$321	$614	s
     The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Trust. The “Other Expenses” shown above are estimated based on estimated amounts for the Trust’s first full year of operations and assume that the Trust issues 5,000,000 Shares, has not yet issued preferred shares and the investor pays a sales charge of $20.00 on a $1,000 investment in Shares. For a more complete description of the various costs and expenses of the Trust, see “Management of the Trust.”
     This example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than the “Total annual expenses” assumed. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table is accurate and that all dividends and distributions are reinvested at NAV. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5.00% return shown in the example. Since this example assumes total annual expenses greater than the 5.00% hypothetical return, this example assumes that we will not realize a positive change in net assets from operations in any of the indicated time periods and thus no Incentive Fee is charged. If we achieve sufficient returns on our investments to trigger an Incentive Fee of a material amount, our expenses, as well as our returns to our investors, would be higher.

(1)	Investments may be subject to a waivable sales load of up to 2%. See “Plan of Distribution.”

(2)	Management Fees include the Advisory Fee and the administrative services fee paid to Highland. The Advisory Fee and the administrative services fee will be paid on the Trust’s Managed Assets, which includes leverage in the form of borrowings through a credit facility; therefore, these fees included in “Management Fees” have been converted from Managed Assets to a percentage of net assets attributable to common shareholders.

(3)	We expect to invest substantially all of the net proceeds from the initial public offering within three to six months and may have capital gains and income that could result in the payment of an Incentive Fee to the Investment Adviser in the first year after completion of this offering. However, the Incentive Fee payable to the Investment Adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed a base Incentive Fee of 0.00% in this table.

(4)	The Trust will pay to UBS Financial and any other distributors appointed by the Trust a Servicing Fee for their ongoing servicing of clients, including handling investor inquiries regarding the Trust, assisting in the enhancement of relations and communications between shareholders and the Trust and assisting in the establishment and maintenance of shareholder accounts with the Trust at an annual rate of 0.20% of the amount of their respective client assets being serviced.

(5)	The table presented below in this footnote estimates the Trust’s annual expenses stated as percentages of its net assets attributable to Shares. This table assumes the Trust is the same size as in the table above, but unlike the table above, assumes that the Trust has not borrowed money and thus has not incurred interest expense on borrowed funds. In accordance with these assumptions, our expenses would be estimated to be as follows:
Annual Expenses (as a percentage of net assets attributable to Shares)

Management Fees (2)	2.20%
Incentive Fee (3)	0.00%
Servicing Fee (4)	0.20%
Interest Payments on Borrowed Funds	None
Other Expenses	0.39%

Total Annual Expenses	2.59%
     The following example illustrates the expenses you would pay on a $1,000 investment in Shares (including the sales load of up to 2.00% payable on an offering of that size. This example assumes we do not use borrowing and illustrates the expenses (including the sales load of $20.00) that you would pay on a $1,000 investment in Shares, assuming (i) annual expenses remain the same and (ii) a 5% annual return:

	Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$50	$113	$178	$351

* Without the sales load, the expenses would be:	$30	$93	$158	$331
     This example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than the “Total annual expenses” assumed. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table is accurate and that all dividends and distributions are reinvested at NAV. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5.00% return shown in the example. This example assumes that we will realize a positive change in net assets from operations of 2.41%, annually in any of the indicated time periods and thus a Incentive Fee is charged. If we achieve sufficient returns on our investments to trigger an Incentive Fee of a material amount, our expenses, as well as our returns to our investors, would be higher.

RISK FACTORS
     No Operating History. The Trust is a newly-organized, non-diversified, closed-end management investment company with no operating history.
     Risks of Non-Diversification and other Focused Strategies. While the Investment Adviser will invest in a number of fixed-income and equity instruments issued by different issuers and employ multiple trading strategies with respect to the Trust’s portfolio, it is possible that a significant amount of the Trust’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust’s portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries (but not to the extent of 25% of the Trust’s assets) would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry. The focus of the Trust’s portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust’s portfolio were varied in its investments with respect to several investment strategies
     Repurchase Offer Risks. The Trust, as a fundamental policy, will make semi-annual repurchases at NAV for 5% to 25% of the Shares outstanding. See “Semi-Annual Repurchase Offers.” The Shares, however, are less liquid than shares of funds that trade on a stock exchange. Under limited circumstances, and only pursuant to specific regulatory requirements, the Trust may suspend or postpone a Semi-Annual Repurchase Offer. There is no guarantee that shareholders will be able to sell all of their Shares that they desire to sell in a Semi-Annual Repurchase Offer.
     The Trust’s repurchase policy will have the effect of decreasing the size of the Trust over time from what it otherwise would have been. Therefore, it may force the Trust to sell assets it otherwise would not sell or sell at less than opportune prices. It also may reduce the investment opportunities available to the Trust and cause its expense ratio to increase. The Trust likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.
     Closed-End Fund Risk. The Trust is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Trust does not intend to list its Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares, and the Shares should be considered illiquid. The Shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their NAVs and, in the unlikely event that a secondary market for the Shares were to develop, the Shares likewise may trade at a discount from NAV.
     Risks of Investing in Senior Loans. Bank loans are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Trust’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Trust’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans that are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public.
     Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Trust are likely to be below investment grade. For a discussion of the risks associated with below investment-grade investments, see “—High-Yield Securities” below.
     The Trust may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and in any event, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with neither the terms of the loan agreement nor any rights of setoff against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation.
     Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.
     Second Lien Loans Risk. Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.
     Other Secured Loans Risk. Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.
     Unsecured Loans Risk. Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.
     Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers. The Trust is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Trust’s portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Trust may invest for purposes of control. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
     There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Trust. Second, the effect of a bankruptcy filing on an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Trust’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.
     In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Trust’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Trust may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Trust invests, there is a potential risk of loss by the Trust of its entire investment in any particular investment.
     Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Trust’s original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Adviser’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Trust and distributions by the Trust or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. See “—Insolvency Considerations with Respect to Issuer’s Debt Obligations” below.
     The Investment Adviser on behalf of the Trust may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Trust does choose to join a committee, the Trust would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Trust would be successful in obtaining results most favorable to it in such proceedings, although the Trust may incur significant legal and other expenses in attempting to do so. As a result of participation by the Trust on such committees, the Trust may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Trust to liability to such other creditors who disagree with the Trust’s actions. Participation by the Trust on such committees may cause the

Trust to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Trust an “insider” or an “underwriter” for purposes of the federal securities laws. Either circumstance will restrict the Trust’s ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.
     Risks of Investing in High-Yield Securities. A portion of the Trust’s investments will consist of investments that may generally be characterized as “high-yield securities,” or “junk securities.” Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.
     High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Trust may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.
     The Trust is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
     High-yield securities purchased by the Trust will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Trust may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.
     Insolvency Considerations with Respect to Issuers of Debt Obligations. Various laws enacted for the protection of creditors may apply to the debt obligations held by the Trust. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Trust) or from subsequent transferees of such payments (such as the investors in the Trust). To the extent that any such payments are recaptured from the Trust the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its investment, in good faith and without knowledge that the payments were avoidable. Although the Investment Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and in any event, there can be no assurance as to whether any lending institution or other investor from which the Trust acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Trust.
     Risks of Investing in Stressed, Distressed or Bankrupt Companies. The Trust may invest in companies that are stressed, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Trust. There can be no assurance that any of these sources will prove credible, or that the Investment Adviser’s analysis will produce conclusions that lead to profitable investments.
     Leverage Risk. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Trust. Subject to applicable margins and other limitations, the Trust may borrow money, or utilize other transactions, for the purpose of leveraging its investments. Insofar as the Trust employs leverage in its investment operations, shareholders will be subject to substantial risks of loss. Interest on borrowings will be a portfolio expense of the Trust and will affect the operating results of the Trust. With volatile instruments, downward price swings can result in margin calls that could require liquidation of securities at inopportune times or at prices that are not favorable to the Trust and cause significant losses.
•	Preferred Share Risk. Preferred share risk is the risk associated with the issuance of the preferred shares to leverage the Shares. Should the Trust issue preferred shares, the NAV and market value of the Shares will become more volatile, and the yield to the holders of Shares would tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If the dividend rate on the preferred shares approaches the net rate of return on the Trust’s investment portfolio, the benefit of leverage to the holders of the Shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Trust’s portfolio, the leverage will result in a lower rate of return to the holders of Shares than if the Trust had not issued preferred shares.

In addition, the Trust will pay (and the holders of Shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the Trust cannot assure you that the issuance of preferred shares will result in a higher yield or return to the holders of the Shares.

Any decline in the NAV of the Trust’s investments will be borne entirely by the holders of Shares. Therefore, if the market value of the Trust’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of Shares than if the Trust were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the Shares. The Trust might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Trust’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

•	Preferred Shareholders may have Disproportionate Influence over the Trust. Holders of preferred shares may have differing interests than holders of Shares and holders of preferred shares may at times have disproportionate influence over the Trust’s affairs. Holders of preferred shares, voting separately as a single class, have the right to elect two members of the board of trustees at all times. The remaining members of the board of trustees would be elected by holders of Shares and preferred shares, voting as a single class. However, if the Trust failed to pay dividends on the preferred shares for eight quarters in the aggregate, the holders of preferred shares would be entitled to elect a majority of the board of trustees until all preferred shares dividends were current. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

•	Portfolio Guidelines of Rating Agencies for Preferred Share and/or Credit Facility. In order to obtain and maintain the required ratings of loans from a credit facility, the Trust must comply with investment quality, diversification and other guidelines established by Moody’s Investors Service, Inc. (“Moody’s”) and/or Standard & Poor’s (“S&P”) or the credit facility, respectively. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust’s holders of Shares or its ability to achieve its investment objectives. The Trust anticipates that any preferred shares that it issues would be initially given the highest ratings by Moody’s (“Aaa”) or by S&P (“AAA”), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the Trust. Moody’s and S&P receive fees in connection with their ratings issuances.

•	Credit Facility. In the event the Trust leverages through borrowings, the Trust may enter into definitive agreements with respect to a credit facility. The Trust may negotiate with commercial banks to arrange a credit facility pursuant to which the Trust would be entitled to borrow an amount equal to approximately one-third of the Trust’s total assets (inclusive of the amount borrowed). Any such borrowings would constitute financial leverage. Any outstanding amounts are expected to be prepayable by the Trust prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Trust may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Trust may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Trust on the amount it borrows will be higher than the return on the Trust’s investments.

The Trust expects that a credit facility would contain covenants that, among other things, likely will limit the Trust’s ability to: (i) pay dividends in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Trust may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses, subject to the 1940 Act asset coverage requirement of 300%. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Trust will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

•	Effects of Leverage. The Trust intends to use leverage through the issuance of preferred shares, borrowings from a credit facility or both. During its first full year of operations, the Trust intends to employ leverage (by the issuance of preferred shares, borrowing of money or a combination) at the time the leverage is incurred in an amount up to 30% of the Trust’s total assets (including the proceeds of all such leverage). Thereafter total leverage of the Trust is expected to range between 20% to 50% of the Trust’s Managed Assets. Under the 1940 Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Trust’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares plus the amount of borrowing (i.e., such liquidation value and amount of borrowing may not exceed 50% of the Trust’s total assets). In addition, the Trust is not permitted to declare any cash distribution on its Shares unless, at the time of such declaration, the NAV of the Trust’s portfolio (determined after deducting the amount of such distribution) is at least 200% of such liquidation value plus amount of any borrowing. If preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%.

To qualify for federal income taxation as a “regulated investment company,” the Trust must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Trust is also required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Trust is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Trust to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

Successful use of a leveraging strategy may depend on the Investment Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.
     Common Stock Risk. The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under- performed relative to debt securities. Therefore, the Trust’s exposure to common stocks could result in worse performance than would be the case had the Trust been invested solely in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
     Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time
     Small and Mid-Cap Securities Risk. The Trust may invest in companies with small or medium capitalizations. Securities issued by smaller and medium companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a smaller or medium company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with larger company securities. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company’s security price than is the case for a larger company. In addition, smaller or medium company securities may not be well known to the investing public.
     Non-U.S. Securities Risk. The Trust may invest up to 20% of its total assets in non-U.S. securities, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.
     Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.
     Because the Trust will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self- sufficiency; and (vi) balance of payments position.
     As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.
     Emerging Markets Risk. The Trust’s ability to invest up to 20% of its assets in non-U.S. issuers may include countries that are considered emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
     Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Trust, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks. See “Derivatives Risk” below.
     Investments In Unseasoned Companies. The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest.
     Initial Public Offerings (IPOs) Risk. The Trust may invest in shares of companies through IPOs. IPOs and companies that have recently gone public have the potential to produce substantial gains for the Trust. However, there is no assurance that the Trust will have access to profitable IPOs. The investment performance of the Trust during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Trust is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
     Securities Lending Risk. The Trust may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Trust has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote with respect to the loaned security is to be held, there is a risk that delay in recovery of such security would result in the Trust’s inability to vote. These risks may be greater for non-U.S. securities.
     Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
     As the writer of a covered call option, the Trust foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
     When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.
     Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
     The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust’s capital appreciation potential on the underlying security.
     Over-the-Counter Option Risk. The Trust may write (sell) unlisted (“OTC” or “over-the-counter”) options, and options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.
     Index Option Risk. The Trust intends to sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its Shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

     Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Trust’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the NAV of the Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust’s debt security holdings.
     Prepayment Risk. If interest rates fall, the principal on debt held by the Trust may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust’s income and distributions to shareholders. The Trust may invest in pools of mortgages and other assets issued or guaranteed by private issuers or U.S. government agencies and instrumentalities. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.
     Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.
     Mortgage-Backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.
     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Trust as the Trust may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.
     When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.
     Non-Investment Grade Securities Risk. There is no limit on the amount of the Trust’s portfolio that may be invested in below investment grade securities. Non-investment grade securities are commonly referred to as “junk securities.” Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade debt securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in Shares of the Trust, both in the short-term and the long-term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade debt securities may be less liquid than that of higher rated debt securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s NAV.
     Derivatives Risk. Derivative transactions in which the Trust may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions, (including forward foreign currency contracts, currency swaps or options on currency or currency futures) and other derivatives transactions (“Derivative Transactions”), involve certain risks and special considerations. Derivatives Transactions allow an investor to hedge or speculate upon the price movements of a particular security or to enhance total return, financial benchmark currency or index at a fraction of the cost of investing in the underlying asset. The value of a Derivative Transaction depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to Derivatives Transactions. However, there are a number of additional risks associated with Derivatives Transactions, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Derivative Transactions successfully depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Trust for investment purposes.
     To the extent that the Trust purchases options pursuant to a hedging strategy, the Trust will be subject to the following additional risks. If a put or call option purchased by the Trust is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Trust will lose its entire investment in the option.
     Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Trust might be unable to exercise an option it had purchased. If the Trust were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. Please refer to the SAI for more information on Derivative Transactions and their risks.
     Market Risk Generally. The profitability of a significant portion of the Trust’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Investment Adviser will be able to predict accurately these price and interest rate movements. With respect to the investment strategies the Trust may utilize, there will be a high degree of market risk.
     Reinvestment Risk. The Trust reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Trust receives upon the maturity or sale of a portfolio security.
     Timing Risk. Many agency, corporate and municipal bonds, and most mortgage-backed securities, contain a provision that allows the issuer to “call” all or part of the issue before the bond’s maturity date, often after 5 or 10 years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, the Trust is exposed to reinvestment rate risk, i.e., the Trust may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.
     Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Trust purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Trust is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares issued by the Trust would likely increase, which would tend to further reduce returns to common shareholders.
     Arbitrage Risks. The Trust will engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Investment Adviser will be able to hedge the Trust’s portfolio in the manner necessary to employ successfully the Trust’s strategy.
     Short Sales Risk. Short sales by the Trust that are not made “against the box” (that is when the Trust has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Trust to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Trust may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Trust might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales
     Risks of Investing in Structured Finance Securities. A portion of the Trust’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Trust may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.
     Risks of Investing in Preferred Securities. There are special risks associated with investing in preferred securities, including:
•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
     Risks of Investing in Swaps. Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Trust to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent.

However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Trust may enter into credit default swaps, currency swaps or other swaps that may be surrogates for other instruments such as currency forwards or options.
     Total Return Swap Risk. Total Return Swaps (“TRSs”) are subject to risks related to changes in interest rates, credit spreads, credit quality and expected recovery rates of the underlying credit instrument as well as renewal risks. A TRS agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments. TRSs allow investors to gain exposure to an underlying credit instrument without actually owning the credit instrument. In these swaps, the total return (interest, fixed fees and capital gains/losses on an underlying credit instrument) is paid to an investor in exchange for a floating rate payment. A segregated account will be established to cover the floating rate payment side of the TRS. The investor pays a fraction of the value of the total amount of the credit instrument that is referenced in the swap as collateral posted with the swap counterparty. The Trust computes the value of a TRS based on marked-to-market valuation of the underlying assets. The TRS, therefore, is a leveraged investment in the underlying credit instrument. Because swap maturities may not correspond with the maturities of the credit instruments underlying the swap, the Investment Adviser may wish to renew many of the Trust’s swaps as they mature. There is a limited number of providers of such swaps; therefore, there is no assurance that the initial swap providers will choose to renew the swaps, or if they do not renew, that the Investment Adviser would be able to obtain suitable replacement providers. The swap provider will be deemed the issuer for purposes of determining industry concentration.
     Risks of Investing in Synthetic Securities. In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Trust will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Trust generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Trust will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Trust will be treated as a general creditor of such counterparty and will not have any claim with respect to the Reference Obligor. As a result, an overabundance of synthetic securities with any one counterparty subjects the Trust to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Adviser may not perform independent credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based. A “Reference Obligor” is the obligor on a Reference Obligation. There is no maximum amount of Trust’s assets that may be invested in these securities.
     Tax Risk. The Trust may invest in derivative instruments, such as swaps, and other instruments, in order to obtain investment exposure to its principal investment categories or for other purposes. The Trust intends only to invest in such instruments to an extent and in a manner consistent with the Trust’s qualification as a regulated investment company for U.S. federal income tax purposes. If the Trust were to fail to qualify as a regulated investment company in any year, then the Trust would be subject to U.S. federal (and state) income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). Trust income distributed to common shareholders would also be taxable to shareholders as ordinary dividend income to the extent attributable to the Trust’s earnings and profits. Accordingly, in such event, the Trust’s ability to achieve its investment objectives would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns.
     Valuation Risk. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.
     Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Investment Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.
     Key Adviser Personnel Risk. The Trust’s ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Trust from achieving its investment objectives.
     Incentive Fee Risk. The right to the Incentive Fee may give Highland reason to select investments for the Trust that are riskier or more speculative than it would select if it were paid only the Advisory Fee.
     The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares. The repurchase price received by a shareholder whose Shares are repurchased in a semi-annual repurchase offer will reflect an Incentive Fee accrual if the Trust has experienced positive performance through the date of repurchase. However, the Trust will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods. An Incentive Fee accrual may subsequently be reversed if the Trust’s performance declines. No adjustment to a repurchase price will be made after it has been determined.
     Whenever Shares are repurchased in a repurchase offer, or the Trust pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Trust’s assets paid in respect of such repurchase or in respect of such dividend or distribution. For example, if the Trust has a cumulative loss of $5 million, and 5% of the Trust’s Shares are repurchased in a repurchase offer (meaning that 5% of the Trust’s assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000. However, the amount of any cumulative loss incurred by the Trust will not be increased by any sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions). Consequently, as the number of outstanding Shares increases, the per-Share amount (but not the dollar amount) of cumulative loss will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that you may bear a higher percentage Incentive Fee than you otherwise would. For an explanation of the Incentive Fee calculation, see the section in this prospectus entitled “Management of the Trust—Investment Advisory Agreement.”
Potential Conflicts of Interest
     The Investment Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Trust. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Trust and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Trust and such other clients or may involve a rotation of opportunities among the Trust and such other clients.
     The Investment Adviser and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest that may arise from time to time between the Investment Adviser’s fiduciary obligations to the Trust and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Trust and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Trust. Not all conflicts of interest can be expected to be resolved in favor of the Trust.
     Under current Commission regulations, the Trust may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Adviser (the “Unregistered Funds”) in certain private placements in which the Investment Adviser negotiates non-pricing terms.
     Some individuals may be employed by both the Investment Adviser and by another entity that has other clients for whom a particular investment opportunity may be appropriate. When the Investment Adviser can determine the capacity in which a dual employee obtained an investment opportunity, the opportunity will be offered first to the clients of the entity through which the opportunity arose. Where the capacity cannot readily be determined, the Investment Adviser will seek to allocate the opportunity in accordance with the principles articulated above.
     The Investment Adviser may also have clients that invest in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. This may create situations in which a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts.
USE OF PROCEEDS
     The Trust will invest the net proceeds of the offering in accordance with the Trust’s investment objective and policies and principal strategies as soon as practicable (which the Trust expects to be within three to six months) after each closing of the offering. The Trust will pay offering expenses of approximately $[ ] from the proceeds of this offering.
INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
     The Trust’s investment objectives are to provide both current income and capital appreciation. The Trust seeks to achieve its objectives by investing primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. Additionally, within the categories of obligations and securities in which the Trust may invest, Highland may employ various trading strategies described below in this section of the prospectus. The Trust may also invest in these categories of obligations and securities through the use of derivatives. Highland will seek to achieve the Trust’s capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations. Additionally, the Trust may invest up to 20% of its assets in non-recourse total rate of return swaps or other derivative transactions.
     Under normal market conditions, at least 80% of the Trust’s assets will be invested in one or more of the Trust’s principal investment categories as described above in clauses (i)-(v) of the preceding paragraph. Subject only to this general guideline, the Investment Adviser has broad discretion to allocate the Trust’s assets among these investment categories and to change allocations as conditions warrant. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. A significant portion of the Trust’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.” The Investment Adviser does not anticipate a high correlation between the performance of the Trust’s portfolio and the performance of the corporate bond and equity markets. The investment objectives may be changed without shareholder approval. There can be no assurance that the Trust’s investment objectives will be achieved.
     The Investment Adviser will select investments from a wide range of trading strategies and credit markets in order to vary the Trust’s investments and to optimize the risk-reward parameters of the Trust. Highland does not intend to invest the Trust’s assets according to pre-determined allocations. The investment team and other Highland personnel will use a wide range of resources to identify attractive individual investments and promising investment strategies for consideration in connection with investments by the Trust. The following is a description of the general types of securities in which the Trust may invest. This description is merely a summary, and the Investment Adviser has discretion to cause the Trust to invest in other types of securities and to follow other investment criteria and guidelines as described herein. See “Portfolio Composition” below for a more complete description of the types of securities and investments the Trust intends to make.
     The Trust may invest and trade in listed and unlisted, public and private, rated and unrated, debt and equity instruments and other obligations, including structured debt and equity instruments as well as financial derivatives. Investments may include investments in stressed and distressed positions, which may include publicly-traded debt and equity securities, obligations that were privately placed with banks, insurance companies and other lending institutions, trade claims, accounts receivable and any other form of obligation recognized as a claim in a bankruptcy or workout process. The Trust may invest in securities traded in foreign countries and denominated in foreign currencies.
     As part of its investment program, the Trust may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Trust may also receive equity or equity-related securities from time to time in connection with a workout transaction or may invest directly in equity securities.
     The Trust may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk and may engage in other derivative transactions for hedging purposes or to enhance total return. The Trust may also lend securities and engage in short sales of securities. The Trust may employ leverage in the form of preferred shares, borrowing from a credit facility or both, and the Trust may invest in the securities of companies whose capital structures are highly leveraged.
     From time to time, the Investment Adviser may also invest a portion of the Trust’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations to enable the Trust to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Trust assets may be invested in such obligations if the Investment Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions. From time to time cash balances in the Trust’s brokerage account may be placed in a money market fund.
     For a more complete discussion of the Trust’s portfolio composition, see “Portfolio Composition” below.
Investment Philosophy
     Under normal market conditions, the Investment Adviser will employ, on behalf of the Trust, investment strategies across various markets in which the Investment Adviser holds significant investment experience: primarily the leveraged loan, high yield, structured products and stressed and distressed markets. Highland makes investment decisions based on quantitative analysis, which employs sophisticated, data-intensive models to drive the investment process. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus.
     The Investment Adviser will look to implement selected trading strategies to exploit pricing inefficiencies across the credit markets and within an individual issuer’s capital structure. The Trust seeks to vary its investments by strategy, industry, security type and credit market, but reserves the right to re-position its portfolio among these criteria depending on market dynamics, and thus the Investment Adviser anticipates that the Trust will experience high portfolio turnover. Highland manages interest rate, default, currency and systemic risks through a variety of trading methods and market tools, including derivative hedging instruments, as it deems appropriate.
     The multi-strategy investment program to be implemented by the Trust will allow the Investment Adviser to assess what it considers to be the best opportunities across multiple markets and to adjust quickly the Trust’s trading strategies and market focus to changing conditions. The Investment Adviser intends to focus primarily on the

U.S. marketplace, but may pursue opportunities in the non-U.S. credit or securities markets by investing up to 20% of the Trust’s assets in non-U.S. credit or securities market investments.
     The Investment Adviser believes that the Trust will benefit from Highland’s years of investment experience (since 1993) in leveraged loan, high yield, structured products and stressed and distressed markets. In finding opportunities, the Investment Adviser looks to utilize its investment staff of approximately 79 credit investment professionals who actively monitor approximately 1,200 companies. Their monitoring of the market and existing positions assists the Investment Adviser in obtaining timely and high-quality information on prospective investments. Additionally, the Investment Adviser has senior professionals that focus on individual credit markets, such as the stressed and distressed or structured products segments. This broad staff of industry, product and market specialists differentiates the Investment Adviser from numerous other funds’ other investment advisers that rely on a limited number of investment professionals working in a more generalist capacity. The Investment Adviser believes that credit investing is a due-diligence intensive process that requires long-term committed resources to industry, product and market specialization so that investment decisions are proactive as opposed to reactive in nature.
Repurchase of Shares
     The Trust has adopted a fundamental policy to offer from time to time to repurchase a specified percentage (between 5% and 25%) of the Shares then outstanding at NAV. Such Repurchase Offers will be made twice each year, in       and      . In addition, the Trust may repurchase all or part of an investor’s Shares if, among other reasons, the board of trustees determines that it would be in the best interests of the Trust to do so.
Portfolio Composition
     The Trust will pursue its objectives by investing primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. Additionally, within the categories of obligations and securities in which the Trust may invest, Highland may employ various trading strategies, including but not limited to, capital structure arbitrage, pair trades, and shorting. The Trust may also invest in these categories of obligations and securities through the use of derivatives. Highland will seek to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations.
     Under normal market conditions, at least 80% of the Trust’s assets will be invested in one or more of these principal investment categories. Subject only to this general guideline, the Investment Adviser has broad discretion to allocate the Trust’s assets among these investment categories and to change allocations as conditions warrant. The Investment Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. In order to pursue most effectively its opportunistic investment strategy, the Trust will not maintain fixed duration, maturity or credit quality policies. The Trust may invest in debt obligations of any credit quality. The Trust may invest without limitation in securities and obligations of domestic issuers, but may invest only up to 20% of the assets in non-U.S. obligors.
     From time to time, the Investment Adviser may also invest a portion of the Trust’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations to enable the Trust to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Trust assets may be invested in such obligations if the Investment Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions. From time to time cash balances in the Trust’s brokerage account may be placed in a money market fund.
     The Trust’s portfolio will be composed principally of the following investments. Additional information relating to the Trust’s investment policies and restrictions and the Trust’s portfolio investments is contained in the Statement of Additional Information.
     Senior Loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks (Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.
     The Trust also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Trust also may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. While these investments are not a primary focus of the Trust, the Trust does not have a policy limiting such investments to a specific percentage of the Trust’s assets.
     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the NAV of the Trust. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Trust’s performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debtholders, including a greater risk of nonpayment of interest or principal.
     Many loans in which the Investment Adviser anticipates the Trust will invest, and the issuers of such loan, may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of senior loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Investment Adviser will consider, and may rely in part, on analyses performed by others. The Investment Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of senior loans held by the Trust may be rated, if at all, below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody’s or BB and below by S&P and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.” A description of the ratings of corporate bonds by Moody’s and S&P included as Appendix A to the Statement of Additional Information. Because senior loans are senior in a borrower’s capital structure and are often secured by specific collateral, the Investment Adviser believes that senior loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that the Trust’s actual loss recovery experience will be consistent with the Investment Adviser’s prior experience or that the Trust’s senior loans will achieve any specific loss recovery rates.
     No active trading market may exist for many senior loans, and some senior loans may be subject to restrictions on resale. The Trust is not limited in the percentage of its assets that may be invested in senior loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid senior loan, and cause a material decline in the Trust’s NAV.

     Use of Agents. Senior loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
     Credit agreements may provide for the termination of the agent’s status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between the Trust and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Trust should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Trust would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Trust could experience a decrease in NAV.
     Form of Investment. The Trust’s investments in senior loans may take one of several forms, including acting as one of the group of lenders originating a senior loan, purchasing an assignment of a portion of a senior loan from a third party or acquiring a participation in a senior loan. When the Trust is a member of the originating syndicate for a senior loan, it may share in a fee paid to the syndicate. When the Trust acquires a participation in, or an assignment of, a senior loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Trust will act as lender, or purchase an assignment or participation, with respect to a senior loan only if the agent is determined by the Investment Adviser to be creditworthy.
     Original Lender. When the Trust is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a senior loan, or releasing collateral securing a senior loan, among others, frequently require the unanimous vote or consent of all lenders affected.
     Assignments. When the Trust is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.
     Participations. The Trust may also invest in participations in senior loans. The rights of the Trust when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Trust in a lender’s portion of a senior loan typically means that the Trust has only a contractual relationship with the lender, not with the borrower. This means that the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.
     With a participation, the Trust will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through setoff against the borrower. In addition, the Trust may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Trust may be subject to delays, expenses and risks that are greater than those that exist when the Trust is the original lender or holds an assignment. This means the Trust must assume the credit risk of both the borrower and the lender selling the participation. The Trust will consider a purchase of participations only in those situations where the Investment Adviser considers the participating lender to be creditworthy.

     In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower against the Trust as a result of improper conduct of the lender selling the participation. A participation in a senior loan will be deemed to be a senior loan for the purposes of the Trust’s investment objectives and policies.
     Investing in senior loans involves investment risk. Some borrowers default on their senior loan payments. The Trust attempts to manage this credit risk through multiple different investments within the portfolio and ongoing analysis and monitoring of borrowers. The Trust also is subject to market, liquidity, interest rate and other risks. See “Risk Factors.”
     Second Lien Loans. Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more senior loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to senior loans discussed above. In addition, second lien loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans, the Trust may purchase interests in second lien loans through assignments or participations.
     Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. Because second lien loans are second in right of payment to one or more senior loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.
     Other Secured Loans. Secured loans other than senior loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. In addition, secured loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans and second lien loans, the Trust may purchase interests in other secured loans through assignments or participations. Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. Because such loans, however, may rank lower in right of payment to senior loans and second lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.
     Unsecured Loans. Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of non-investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of secured loans, the Trust may purchase interests in unsecured loans through assignments or participations.
     Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loan originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.
     Total Return Swaps. A TRS agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments. TRSs allow investors to gain exposure to an underlying credit instrument without actually owning the credit instrument. In these swaps, the total return (interest, fixed fees and capital gains/losses on an underlying credit instrument) is paid to an investor in exchange for a floating rate payment. The investor pays a fraction of the value of the total amount of the credit instrument that is referenced in the swap as collateral posted with the swap counterparty. The TRS, therefore, is a leveraged investment in the underlying credit instrument. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount,” which is valued monthly to determine each party’s obligation under the contract. The Trust recognizes all cash flows received (paid) or receivable (payable) from swap transactions on a net basis as net income from derivative transactions in the consolidated statement of income. The Trust is charged a finance cost by counterparties with respect to each agreement. The finance cost is reported as part of the net income from derivative transactions. Because swap maturities may not correspond with the maturities of the credit instruments underlying the swap, the Investment Adviser may wish to renew many of the Trust’s swaps as they mature.
     Derivative Transactions. In addition to the credit default swaps and senior loan bond derivatives discussed above, the Trust may, but is not required to, use various Derivative Transactions described below to earn income, facilitate portfolio management and mitigate risks. Such Derivative Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Adviser seeks to use the practices to further the Trust’s investment objectives, no assurance can be given that these practices will achieve this result. While the Trust reserves the ability to use these Derivative Transactions, the Investment Adviser does not anticipate that Derivative Transactions other than senior loan bond derivatives will initially be a significant part of the Trust’s investment approach. With changes in the market or the Investment Adviser’s strategy, it is possible that these instruments may be a more significant part of the Trust’s investment approach in the future.
     The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. The Trust generally seeks to use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of senior loans or other securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
     Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Derivative Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Trust for investment purposes.
     For an additional discussion of Derivative Transactions, see “Investment Policies and Techniques -Derivative Transactions and Risk Management” in the SAI.
     Investment Grade Securities. The Trust may invest in a wide variety of bonds that are rated or determined by the Investment Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.
     Other Fixed Income Securities. The Trust also may purchase unsecured loans, other floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high yield securities in which the Trust invests are rated Ba or lower by Moody’s or BB or lower by S&P or are unrated but determined by the Investment Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk securities” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Trust may invest in fixed-income securities with a broad range of maturities.
     The Trust may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable-in-kind (PIK bonds). To the extent the Trust invests in such instruments, they will not contribute to the Trust’s goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Trust may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Trust may be required to sell securities to obtain cash needed for income distributions.
     Non-Investment Grade Securities. The Trust may invest in securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by Highland to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Trust may purchase securities rated as low as D or unrated securities deemed by Highland to be of comparable quality. When Highland believes it to be in the best interests of the Trust’s shareholders, the Trust will reduce its investment in lower grade securities.
     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s NAV.
     The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust’s relative share price volatility.
     Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
     The ratings of Moody’s and S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Highland also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on Highland’s credit analysis than would be the case when the Trust invests in rated securities.
     Asset-Backed Securities. The Trust may invest a portion of its assets in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
     Second Lien Loans and Debt Obligations. The Trust may invest in loans and other debt securities that have the same characteristics as senior loans except that such loans are second in lien priority rather than first. Such “second lien” loans and securities, like senior loans, typically have adjustable floating rate interest payments. Accordingly, the risks associated with “second lien” loans are higher than the risk of loans with first priority over the collateral. In the event of default on a “second lien” loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder, which would therefore result in a loss of investment to the Trust.
     Collateralized Loan Obligations (“CLOs”) and Collateralized Bond Obligations (“CBOs”). The Trust may invest in CLOs and CBOs, which are asset-backed securities issued by a financing company (generally called a Special Purpose Vehicle or “SPV”) that securitizes certain financial assets. The SPV is created to reapportion the risk and return characteristics of a pool of assets. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The assets of CBOs are typically high-yield, public or private fixed-income securities, while the assets of CLOs are typically senior loans. These may be fixed pools or may be “market value” (or managed) pools of collateral. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.
     The CBO/CLO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO/CLO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs/CLOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs/CLOs.
     Distressed Debt. The Trust is authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. The Trust may invest in securities of a company for purposes of gaining control.
     Stressed Debt. The Trust is authorized to invest in securities and other obligations of stressed issuers. Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty.
     Credit Default Swaps. To the extent consistent with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Trust may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Trust may be either the buyer or seller in the transaction. If the Trust is a buyer and no event of default occurs, the Trust loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Trust receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.
     Credit default swaps involve greater risks than if the Trust had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Trust will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Trust acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under “Risk Factors — Leverage Risk” in this prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
     Senior Loan Based Derivatives. The Trust may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Investment Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Trust may invest in a derivative instrument known as the Select Aggregate Market Index (“SAMI”), which provides investors with exposure to a reference basket of senior loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.
     Credit-Linked Notes. The Trust may invest in credit-linked notes (“CLNs”) for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
     Common Stocks. The Trust may acquire an interest in common stocks in various ways, including upon the default of a senior loan secured by such common stock or by acquiring common stock for investment. The Trust may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a senior loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Trust generally expects to focus primarily on the security’s dividend paying capacity rather than on its potential for capital appreciation.
     Preferred Securities. The Trust may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Trust’s fixed income securities.
     Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.
     Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.
     Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.
     Convertible Securities. The Trust’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.
     Money Market Instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.
     U.S. Government Securities. U.S. government securities in which the Trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.
     Other Investment Companies. The Trust may invest in the securities of other investment companies to the extent that such investments are consistent with the Trust’s investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Trust may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Trust’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Trust or (iii) more than 5% of the Trust’s total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Trust is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.
     The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Trust.
     Exchange Traded Funds. Subject to the limitations on investment in other investment companies, the Trust may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Trust, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Trust’s own operations.
     Zero Coupon Securities. The securities in which the Trust invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Trust’s distribution obligations, in which case the Trust will forego the purchase of additional income producing assets with these funds.
     Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Trust intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract defaults, the Trust’s risk of loss will consist of the net amount of payments that the Trust is contractually entitled to receive. The net amount of the excess, if any, of the Trust’s obligations over its entitlements will be maintained in a segregated account by the Trust’s custodian. The Trust will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
     Interest Rate Swaps. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Trust may use interest rate swaps for risk management purposes and as a speculative investment.
     Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Trust may use total return swaps for risk management purposes and as a speculative investment. In a non-recourse total rate of return swap transaction, the Trust can lose no more than the amount of collateral posted with the swap counterparty, and the swap counterparty has recourse only to the collateral posted.
     Currency Swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Trust may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.
     Short Sales. The Trust intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Highland believes possess volatility characteristics similar to those being hedged. In addition, the Trust intends to use short sales for non-hedging purposes to pursue its investment objectives. Subject to the requirements of the 1940 Act and the Code, the Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Trust exceeds 25% of the value of its total assets.
     A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. When the Trust makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
     The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.
     The Trust may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Trust expects normally to close its short sales against-the-box by delivering newly acquired stock.

     Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Trust to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Trust reserves the right to utilize short sales, and currently intends to utilize short sales, Highland is under no obligation to utilize short sales at all.
     Repurchase Agreements. The Trust may invest a portion of its assets in repurchase agreements. It may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are loans or arrangements under which the Trust purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Trust’s purchase price, with the difference being income to the Trust. Under the direction of the board of trustees, the Investment Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Trust. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Trust’s custodian in a segregated, safekeeping account for the benefit of the Trust. Repurchase agreements afford the Trust an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Trust may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Trust has not perfected a security interest in the security, the Trust may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Trust would be at risk of losing some or all of the principal and interest involved in the transaction.
     Lending of Assets. The Trust may lend up to 33 1/3% of its assets. It may lend assets to registered broker-dealers or other institutional investors deemed by the Investment Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Trust continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Trust would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.
     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Trust will lend portfolio securities only to firms that have been approved in advance by the board of trustees, which will monitor the creditworthiness of any such firms.
     Non-U.S. Securities. The Trust may invest up to 20% of its total assets in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
     Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
     Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.
     If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium received by the Trust at the time the option was written. If an option purchased by the Trust expires unexercised, the Trust realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Trust desires. The Trust may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Trust will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Trust will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Trust will realize a capital gain or, if it is less, the Trust will realize a capital loss.
     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of Shares are being invested, during periods in which Highland determines that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. Highland’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objectives.
MANAGEMENT OF THE TRUST
     The business and affairs of the Trust are conducted pursuant to and are governed by the terms and provisions of the Agreement and Declaration of Trust (the “Declaration of Trust”). The material terms of the Declaration of Trust are summarized below. The following summary does not purport to be complete and is qualified in its entirety by the actual terms and provisions of the Declaration of Trust.
     Term. The Trust expects to offer its Shares continuously on each Closing Date. The Trust will have perpetual existence unless terminated by a vote of at least 80% of the trustees and 80% of the Continuing Trustees, i.e. trustees who either: (a) have been members of the board of trustees for a period of at least thirty-six months each (or since the commencement of operations, if less than thirty-six months); or (b) were nominated to serve as members of the board of trustees by a majority of the then continuing trustees.
     Investment Adviser. Highland Capital Management L.P., a Delaware limited partnership (the “Investment Adviser”), will serve as the manager of the Trust. The Investment Adviser will have authority over the day-to-day management of the Trust’s portfolio of securities.
     Repurchase of Shares. The Trust’s Board has adopted a resolution setting forth the Trust’s fundamental policy that it will conduct Semi-Annual Repurchase Offers (the “Repurchase Offer Fundamental Policy”). The Repurchase Offer Fundamental Policy will set the interval between each Repurchase Offer and will provide that the Trust shall conduct a Semi-Annual Repurchase Offer (unless suspended or postponed in accordance with regulatory requirements). A Repurchase Request Deadline, which is the date the Repurchase Offer ends, will be established by the Trust and will be based on factors such as market conditions, liquidity of the Trust’s assets and shareholder servicing conditions. The Repurchase Offer Fundamental Policy may be changed only by a majority vote of the outstanding voting securities.
     Leverage. The Trust intends to use leverage through the issuance of preferred shares and/or borrowings from a credit facility in aggregate amounts not in excess of one-third of the Trust’s gross assets after deducting liabilities other than the preferred shares and the principal amount outstanding under any debt facility (in the case of debt) and not in excess of one-half of the Trust’s gross assets after deducting liabilities other than the preferred shares and the principal amount outstanding under any debt facility (in the case of preferred shares). During the first 12 months of operations, the Trust intends to borrow money through a credit facility. The Trust will tend to use leverage to achieve a desired leverage ratio if the anticipated rate of return, net of the Trust’s leverage expenses, on the Trust’s portfolio investments purchased with leverage exceeds the dividend rate for preferred shares, or the interest rate on any borrowings. The Trust will maintain asset coverage ratios of at least 200% for any preferred shares outstanding and 300% for any borrowings. Limited temporary borrowings above these leverage limits are also permitted. The Trust may also incur economic leverage embedded in the instruments in which it invests.
     Exculpation. The Trust’s Declaration of Trust provides that the Investment Adviser shall not be liable, responsible or accountable in damages or otherwise to the Trust or any shareholder for any loss, liability, damage, settlement, costs, or other expense (including reasonable attorneys’ fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by the Investment Adviser and its employees, partners and affiliates, in connection with the establishment, management or operations of the Trust or its investments (including in connection with serving on creditors’ committees and boards of directors for companies in the Trust’s portfolio) unless such act or failure to act arises out of the bad faith, willful misfeasance, gross negligence or reckless disregard of the Investment Adviser’s duty to the Trust or its shareholders, as the case may be (such conduct, “Disabling Conduct”).
     Indemnification. The Trust will indemnify the Trustees and officers of the Trust and the Investment Adviser and any officer, director, partner, member, manager, employee, stockholder, assign, representative, agent or affiliate of any such person with respect to any act or omission as long as (i) such person’s activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such indemnitee is entitled to indemnification; or (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding, that the indemnitee is entitled to indemnification (the “Disinterested Non-Party Trustees”), or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion that concludes that the indemnitee should be entitled to indemnification (each an “Indemnified Person,” and collectively, the “Indemnified Persons”). A successful claim for indemnification could reduce the Trust’s assets available for distribution to the shareholders.
     Investor Credentials. In order to be eligible to invest in the Trust’s Shares, an investor must be a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. The Trust reserves the right to reject any prospective investor for any reason.
     Governance. Holders of the Shares and the preferred shares will have one vote per share on all matters requiring shareholder approval and will have class voting rights to the extent required by the 1940 Act. A vote of 75% of the shares eligible to be voted thereon will be necessary to amend the Declaration of Trust in certain respects, such as to terminate the Trust. A vote of 66 2/3% of the shares eligible to be voted thereon will be necessary to approve the merger or consolidation of the Trust with any other entity, or sell, lease or exchange all or substantially all of the Trust’s assets. On other matters, a simple majority of those voting or the lesser of a majority of the outstanding shares or two-thirds of a quorum of at least a majority of the outstanding shares will be sufficient or the Board may take action without shareholder approval. Shareholders of a particular class or series, if any, of the Trust shall not be entitled to vote on any matter that affects the rights or interests of only one or more other classes or series of such other classes or only one or more other series of the same class.

     Transfers. The Shares may be transferred only to other shareholders that are “qualified clients” within the meaning of Rule 205-3 under the Advisors Act, and only with the prior written consent of the Trust, which consent will not be withheld unreasonably.
     Reports to Shareholders. Within 60 days after the end of each Fiscal Year (as defined below), the Trust shall communicate in writing to each shareholder (i) such information as is necessary to complete such shareholder’s United States federal and state income tax or information returns and (ii) annual financial statements audited by an accounting firm of national reputation.
     Further, the Trustees may, in their sole and absolute discretion, cause to be prepared (i) such reports or other information as may be necessary with respect to any shareholder’s qualification for the benefit of any income tax treaty or provision of law reducing or eliminating any withholding or other tax or governmental charge with respect to any Assets and (ii) such other reports and financial statements of the Trust as the Trustees deem appropriate for informing the shareholders about the operations of the Trust.
     To the extent that the Trust has access thereto and in recognition of the various shareholders’ obligations to comply with certain regulatory requirements, the Trust will also provide to each shareholder, with reasonable promptness, such other data and information concerning the Trust or Trust activities in response to a request by any applicable governmental or regulatory agency as from time to time a shareholder may reasonably request. If the Trust is bound by confidentiality obligations with respect to any information so requested, then the Trust shall not be obligated to provide such information. A shareholder shall, at the request of the Trust, enter into a confidentiality agreement relating to such information.
     Fiscal Year. The Trust’s Fiscal Year will end on December 31 of each year.
Portfolio Management
     The Trust’s portfolio managers are James Dondero, Mark Okada and Kurtis Plumer. Their investment decisions are not subject to the oversight, approval or ratification of a committee.
     Kurtis Plumer, CFA. Mr. Plumer is a Senior Portfolio Manager and co-head of the Distressed Group at Highland where he is responsible for managing the sourcing, investing and monitoring process. He has over 14 years of experience in distressed, high yield bond and leveraged loan products. Prior to joining Highland in 1999, Mr. Plumer was a distressed high yield bond trader at Lehman Brothers in New York, where he managed a $250 million portfolio invested in global distressed securities. While at Lehman, he also traded emerging market sovereign bonds. Prior to joining Lehman Brothers, Mr. Plumer was a corporate finance banker at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he focused on M&A and financing transactions for the bank’s clients. Mr. Plumer earned a BBA in Economics and Finance from Baylor University and an MBA in Strategy and Finance from the Kellogg School at Northwestern University. Mr. Plumer is a Chartered Financial Analyst.
     James Dondero, CFA, CPA, CMA. Mr. Dondero is President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of Highland and President of all of the registered investment companies advised by Highland (the “Highland Fund Complex”). Mr. Dondero is a founder and President of Highland. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia, 1984 with degrees in Accounting and Finance. Mr. Dondero is a Certified Public Accountant, Chartered Financial Analyst and a Certified Management Accountant.
     Mark Okada, CFA. Mr. Okada is Executive Vice President of Strand and the funds in the Highland Fund Complex. Mr. Okada is a founder and Chief Investment Officer of Highland and has served as Chief Investment Officer since 2000. From 1993 to 2000, Mr. Okada served as Executive Vice President of Highland. He is responsible for overseeing Highland’s investment activities for its various funds and has over 19 years of experience in the leveraged finance market. Formerly, Mr. Okada served as Manager of Fixed Income for Protective Life’s GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President for Hibernia National Bank, managing over $1 billion of high-yield bank loans. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He completed his credit training at Mitsui and is a Chartered Financial Analyst. Mr. Okada is also Chairman of the Board of Directors of Common Grace Ministries Inc.
     The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares.
Investment Advisory Agreement
     The Investment Adviser, for its services to the Trust, will be entitled to receive the Advisory Fee from the Trust. The Investment Adviser will receive a fee, payable monthly, at the annual rate of 2.00% of the Trust’s Managed Assets. The Trust’s “Managed Assets” means the total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. Highland, at its own expense, has the authority to engage a sub-adviser, subject to shareholder approval. Such sub-adviser may be an affiliate of Highland.
     A discussion regarding the basis for the board of trustees’ approving the Investment Advisory Agreement will be available in the Trust’s annual report to shareholders for the period from                     , 2007 (commencement of operations) through December 31, 2007.
     Subject to the limitations set forth below, the Incentive Fee is an amount, payable annually pursuant to the Investment Advisory Agreement such that after receipt thereof the Investment Adviser will have received from the Trust 20% of the positive change in net assets from investment operations of the Trust. The Incentive Fee shall be payable as of December 31 of each year and shall be paid no later than completion of the audit of the Trust for such year. If there is a positive change in net assets from operations through any interim month in excess of the High Watermark (defined below), the Trust will accrue an appropriate amount in respect of the Incentive Fee potentially payable at the end of the year. If, however, there is negative change in net assets from operations in any calendar year, no Incentive Fee for that year will be paid until the negative change in net assets from operations has been recovered in full (the “High Watermark ”).
Examples of Incentive Fee Calculations over Four Calendar Years
Alternative 1: Positive Changes in Net Assets from Investment Operations
Assumptions
•	Year 1: Net increase in net assets from investment operations of $20 million

•	Year 2: Net increase in net assets from investment operations of $15 million

•	Year 3: Net increase in net assets from investment operations of $10 million

•	Year 4: Net increase in net assets from investment operations of $20 million
     The amount of Incentive Fee would be:

•	Year 1: $4 million (20% multiplied by $20 million net increase in net assets from investment operations)

•	Year 2: $3 million (20% multiplied by $15 million net increase in net assets from investment operations)

•	Year 3: $2 million (20% multiplied by $10 million net increase in net assets from investment operations)

•	Year 4: $4 million (20% multiplied by $20 million net increase in net assets from investment operations)
Alternative 2: Positive and Negative Changes in Net Assets from Investment Operations
Assumptions
•	Year 1: Net increase in net assets from investment operations of $20 million

•	Year 2: Net decrease in net assets from investment operations of $15 million

•	Year 3: Net increase in net assets from investment operations of $10 million

•	Year 4: Net increase in net assets from investment operations of $20 million
     The amount of Incentive Fee, if any, would be:
•	Year 1: $4 million (20% multiplied by $20 million net increase in net assets from investment operations)

•	Year 2: None; High Watermark of $15 million is established.

•	Year 3: None; net increase in net assets from operations, $10 million, is less than High Watermark of $15 million from end of Year 2. High Watermark at end of Year 3 is now $5m ($15m High Watermark from end of Year 2, less Year 3 increase in net assets from operations of $10 million)

•	Year 4: $3 million ($15 million ($20 million increase in net assets from operations less High Watermark of $5 million) multiplied by 20%).
Alternative 3: Negative Changes in Net Assets from Investment Operations
Assumptions
•	Year 1: Net decrease in net assets from investment operations of $20 million

•	Year 2: Net decrease in net assets from investment operations of $15 million

•	Year 3: Net decrease in net assets from investment operations of $10 million

•	Year 4: Net decrease in net assets from investment operations of $20 million
     The amount of Incentive Fee, if any, would be:
•	Year 1: None; High Watermark of $20 million is established

•	Year 2: None; High Watermark at end of Year 2 is now $35 million ($20m High Watermark from end of Year 1, plus Year 2 decrease in net assets from operations of $15 million)

•	Year 3: None; High Watermark at end of Year 3 is now $45 million ($35m High Watermark from end of Year 2, plus Year 3 decrease in net assets from operations of $10 million)

•	Year 4: None; High Watermark at end of Year 4 is now $65 million ($45m High Watermark from end of Year 3, plus Year 4 decrease in net assets from operations of $20 million)
     The Trust will be responsible for paying the fees of the Investment Adviser; the Incentive Fee; due diligence and negotiation expenses; fees and expenses of custodians, administrators, transfer and distribution agents, counsel and trustees; insurance; filing and registration costs; proxy expenses; expenses of communications to shareholders; compliance expenses; interest; taxes; portfolio transaction expenses; costs of responding to regulatory inquiries and reporting to regulatory authorities; costs and expenses of preparing and maintaining the books and records of the Trust; indemnification and litigation costs and extraordinary expenses and such other expenses as are approved by the Trustees as being reasonably related to the organization, offering, capitalization, operation or administration of the Trust and any portfolio investments. Organization, offering and capitalization expenses are anticipated to consist primarily of placement fees for the Shares and any preferred shares and are not anticipated to exceed approximately 2% of the total capital commitments.
     Origination, management, finders, breakup and similar fees payable with respect to the investments (“Origination Fees”) may be payable to the Trust. The Trust will monitor such fees with a view to maintaining its status as a regulated investment company for U.S. federal income tax purposes, one of the requirements of which is that no more than 10% of the Trust’s gross income in any year consist of non-investment-related income.
     The Investment Advisory Agreement was approved by the Trust’s board of trustees at an in-person meeting of the board of trustees held on           .
Portfolio Transactions
     To the extent permitted by law and in accordance with the procedures established by the Trust’s board of trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Investment Adviser or of the Trust, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Investment Adviser of the Trust.
     The Investment Adviser and its affiliates manage other accounts, including registered and private trusts and individual accounts. Although investment decisions for the Trust are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Trust, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Trust and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Trust and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Trust and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Trust, in some cases these activities may adversely affect the price paid or received by the Trust or the size of the position obtained or disposed of by the Trust.
Administrator and Administration Agreement
     Under an administration agreement dated [          ], Highland provides administration services to the Trust, provides executive and other personnel necessary to administer the Trust and furnishes office space. Highland will receive a fee, payable monthly, at the annual rate of 0.20% of the Trust’s Managed Assets. The accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Highland may waive a portion of its fees.
Additional administrative and custodial services
     PFPC Inc. (“PFPC”) performs certain administration, accounting and shareholder services for the Trust and other funds in the Highland Fund Complex. PFPC Trust Company, 8800 Tinicum Blvd., 4th Floor, Philadelphia, PA 19153; telephone (877) 665-1287, an affiliate of PFPC, acts as custodian for the Trust’s assets.
     PFPC also provides transfer agency and dividend disbursing agent services for the Trust. As part of these services, PFPC maintains records pertaining to the sale, repurchase and transfer of Trust shares and distributes the Trust’s cash distributions to shareholders.
INVESTOR QUALIFICATIONS
     Shares of the Trust are offered only to investors who are “qualified clients” as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a “qualified purchaser” in the 1940 Act and the rules thereunder. All of these persons are referred to in this prospectus as “Qualified Investors.” You must complete and sign an investor certification before you may invest. If your investor certification is not received and accepted by UBS Financial by the applicable Closing Date, your order will not be accepted. The form of investor certification is included as Appendix A to this prospectus. The Trust will not be obligated to sell to brokers or dealers any Shares that have not been placed with Qualified Investors.

SEMI-ANNUAL REPURCHASE OFFERS
     The board of trustees has adopted a resolution setting forth the Trust’s fundamental policy that it will conduct Semi-Annual Repurchase Offers, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th is not a business day (the “Repurchase Offer Fundamental Policy”). Because this policy is “fundamental,” it may not be changed without the vote of the holders of a majority of the Trust’s outstanding voting securities (as defined in the 1940 Act). Shares will normally be repurchased at the NAV per share determined as of the close of regular trading on the NYSE on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below. Repurchase offers are scheduled to end on the last business day of the months of March and October.
Repurchase Procedure
     At the beginning of each Repurchase Offer, shareholders will be notified in writing about the Repurchase Offer, how they may request that the Trust repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Trust’s Board of trustees and will be based on factors such as market conditions, liquidity of the Trust’s assets and shareholder servicing conditions. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the NYSE on such date.
     The board of trustees may establish other policies for repurchases of Shares that are consistent with the 1940 Act and other pertinent laws. Shares tendered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash prior to the Repurchase Payment Deadline.
     Repurchase Offers and the need to fund repurchase obligations may affect the ability of the Trust to be fully invested, which may reduce returns. Moreover, diminution in the size of the Trust through repurchases without offsetting new sales may result in untimely sales of portfolio securities and a higher expense ratio and may limit the ability of the Trust to participate in new investment opportunities. The Trust may borrow to meet repurchase obligations, which entails risks and costs. See “Risk Factors — Leverage Risk.” Sales of portfolio securities to meet repurchase obligations also may adversely affect the market for such securities and reduce the Trust’s value.
Repurchase Amounts
     The board of trustees, or a committee thereof, in its sole discretion, will determine the number of Shares that the Trust will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be at least 5%, and no more than 25%, of the total number of Shares outstanding on the Repurchase Request Deadline.
     If shareholders tender for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Trust may repurchase an additional 2% of the Shares outstanding on the Repurchase Request Deadline. If the Trust determines not to repurchase more than the Repurchase Offer Amount, or if the Trust determines to repurchase the additional 2% of the Shares outstanding, but Trust shareholders tender Shares for repurchase in excess of that amount, the Trust will repurchase the Shares on a pro rata basis. In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Trust during the Repurchase Offer.
Notices to Shareholders
     Notice of each Repurchase Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of Shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to tender their Shares for repurchase. The notice will also include detailed instructions on how to tender Shares for repurchase. The notice will state the

Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Trust may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to tender their Shares for repurchase, (ii) the procedures for the Trust to repurchase shares on a pro rata basis, (iii) the circumstances in which the Trust may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of Shares for repurchase until the Repurchase Request Deadline. The notice will set forth the NAV per Share that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.
Repurchase Price
     The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. If you choose to receive your repurchase proceeds via wire transfer, the Trust’s transfer agent will charge you a fee (currently $[     ]) for each wire. You may call (877) 665-1287 to learn the NAV per Share. The notice of the Repurchase Offer will also provide information concerning the NAV per Share, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Repurchase Offer.
Suspension or Postponement of Repurchase Offer
     The Trust may suspend or postpone a Repurchase Offer only: (a) if making or effecting the Repurchase Offer would cause the Trust to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Trust are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Trust.
Liquidity Requirements
     The Trust must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Trust will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Trust has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.
     The board of trustees will adopt procedures that are reasonably designed to ensure that the Trust’s assets are sufficiently liquid so that the Trust can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Trust falls out of compliance with these liquidity requirements, the board of trustees will take whatever action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
     Repurchase offers will typically be funded from available cash or sales of portfolio securities. However, payment for repurchased Shares may require the Trust to liquidate portfolio holdings earlier than the Investment Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Trust’s portfolio turnover. The Investment Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Trust borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Trust’s expenses and reducing any net investment income. To the extent the Trust finances repurchase proceeds by selling Trust investments, the Trust may hold a larger proportion of its total assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Trust’s net asset value.
     If at the time of a repurchase offer the Trust has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets paid to shareholders with the result that the Investment Adviser will be in a better position to eventually earn an Incentive Fee.
     Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Trust’s investment performance, its net assets. A reduction in the Trust’s net assets may increase the Trust’s expense ratio, to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Trust may be a taxable event to shareholders.

DISTRIBUTION POLICY; DIVIDENDS
     The Trust expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the shares may vary in amount depending on investment income received and expenses of operation.
     Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. In addition, depending upon the performance of the Trust’s investments, the related growth of the Trust’s next assets, and the availability of attractive investment opportunities, the Trust may from time to time make a distribution that constitutes a return of capital for federal income tax purposes — that is to say, the Trust will effectively be returning to each shareholder a portion of the shareholder’s initial investment in the Trust. A return of capital will not be taxable to shareholders at the time of its payment. It will, however, decrease a shareholder’s tax basis in his or her Shares. For example, if a shareholder has a basis in his Shares of $100,000 and then receives a return of capital of $5,000, the investor will not have to pay taxes on the return of capital when the shareholder receives it. However, the shareholder’s tax basis in his Shares will be reduced from $100,000 to $95,000. If the shareholder later tenders his shares for $105,000, the shareholder will have a taxable gain of $10,000 instead of only $5,000 had there not been any prior return of capital. Assuming the gain is long-term, the investor’s capital gains taxes will have increased from $750 to $1,500. See “Taxes.”
     The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive in respect of Shares.
     A shareholder’s dividends and capital gain distributions will be automatically reinvested if the shareholder does not instruct his broker or dealer otherwise. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Trust may limit the extent to which any distributions that are returns of capital may be reinvested in the Trust.
     Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other change for reinvestment. Shareholders may elect initially not to reinvest by indicating that choice on the Investor Certification attached to this prospectus as Appendix A. Shareholders are free to change their election at any time by contacting the Trust’s Administrator or by contacting their broker or dealer, who will inform the Trust. Your request must be received by the Trust before the record date to be effective for that dividend or capital gain distribution.
     The Trust reserves the right to suspend at any time the ability of shareholders to reinvest distributions and to require shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Trust may determine to do so if, for example, the amount being reinvested by shareholders exceeds the available investment opportunities that the Investment Adviser considers suitable for the Trust.
     If at the time of a repurchase offer the Trust has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets paid to shareholders with the result that the Investment Adviser will be in a better position to eventually earn an Incentive Fee.
     Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Trust’s investment performance, its net assets. A reduction in the Trust’s net assets may increase the Trust’s expense ratio, to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Trust may be a taxable event to shareholders.

CALCULATION OF NET ASSET VALUE
     The NAV of the Shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. NAV per Share will be determined as of the close of the regular trading session on the NYSE on every Friday (or if Friday is a holiday, the next preceding business day) and the last business day of each month. The Trust calculates NAV per Share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Shares of the Trust.
Valuations
     The Trust will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the board of trustees:
(i)	The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Trust’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

(ii)	Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Investment Adviser, that may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex- rights.

(iii)	Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Trust will be included in the assets of the Trust, and the market value of such options shall be included as a liability.

(iv)	The Trust’s non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Trust’s board of trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Trust’s board of trustees.
     When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Investment Adviser deems relevant.

TAXATION
     The following discussion is a general summary of certain U.S. federal income tax considerations relating to the Trust and an investment in the Shares of the Trust. The discussion is based on, except as otherwise indicated, the Internal Revenue Code of 1986, as amended, (the “Code”), administrative pronouncements, judicial decisions and final and temporary U.S. Treasury Regulations, all as of the date of this Memorandum and which are subject to change, possibly with retroactive effect.
     This summary is not a complete analysis or description of all the potential tax considerations relating to the Trust and an investment in the Shares of the Trust. More specifically, this discussion does not purport to deal with all of the U.S. federal income tax consequences or any of the state, local or foreign tax considerations applicable to the Trust or its shareholders, or to all categories of shareholders. In particular, special tax considerations that may apply to certain types of taxpayers, including securities dealers, banks, entities treated as partnerships for U.S. federal income tax purposes, persons holding Shares as part of a hedge and insurance companies, are not addressed. Prospective investors should consult their own tax advisors regarding the U.S. federal, state, local and foreign income and other tax consequences to them of purchasing, holding and disposing of the Shares, including the effects of any changes in the tax laws.
Taxation of the Trust
     The Trust intends to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Trust generally will not be subject to U.S. federal income tax on income and gains that the Trust distributes to its shareholders.
     Distributions paid to shareholders by the Trust from its net realized long-term capital gains, if any, that the Trust designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Shares. All other dividends paid to you by the Trust (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.
     In general, the Trust does not expect that a significant portion of its ordinary income dividends will be treated as “qualified dividend income”, which is eligible for taxation at the rates applicable to long-term capital gains in the case of individual shareholders, or that a corporate shareholder will be able to claim a dividends received deduction with respect to any significant portion of Trust distributions.
     Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Shares of the Trust. Dividends and other distributions paid by the Trust are generally treated as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.
     The price of Shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase Shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.
     The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.
     If you sell or otherwise dispose of Shares of the Trust (including exchange them for common shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such Shares of the Trust and the amount you receive in exchange for such Shares. If you hold your Shares as capital assets, any such gain or loss generally will be long-term capital gain or loss if you have held such Shares for more than one year at the time of sale. It is possible that, in connection with a Repurchase Offer, the proceeds received by a shareholder who tenders less than all of his or her Shares may be subject to tax as ordinary income (rather than as capital gain or loss), without any offset for tax basis in the repurchased shares.
     The Trust may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Trust (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the Internal Revenue Service (the “IRS”) that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and holders of its Shares. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes. A more complete discussion of the tax rules applicable to the Trust can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus.
PROSPECTIVE SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR FURTHER INFORMATION ABOUT THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF PURCHASING, HOLDING AND DISPOSING OF SHARES.
PLAN OF DISTRIBUTION
General
     UBS Financial acts as the distributor of the Trust’s Shares on a best efforts basis, subject to various conditions. UBS Financial may from time to time also enter into selling group agreements with other securities dealers for the sale and distribution of Shares. The Trust is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors. UBS Financial intends to compensate UBS Financial’s or its affiliates’ financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of Shares and for their ongoing servicing of clients with whom they have distributed Shares. Servicing includes: handling investor inquiries regarding the Trust (e.g., responding to questions concerning investments in the Trust and reports and tax information provided by the Trust); assisting in the enhancement of relations and communications between shareholders and the Trust; assisting in the establishment and maintenance of shareholder accounts with the Trust; assisting in the maintenance of Trust records containing shareholder information; and providing such other information and shareholder liaison services as the Investment Adviser or UBS Financial may reasonably request. Compensation to be paid by the Trust to UBS Financial and any other distributors appointed by the Trust in connection with the offering will not exceed an annual rate of 0.20% of the amount of their respective client assets being serviced (a “Servicing Fee”). The Servicing Fee is subject to reduction or elimination over time to the extent required by applicable regulations or requirements of the National Association of Securities Dealers. The Servicing Fee will be calculated monthly and paid quarterly based upon the average month-end value of such client assets being serviced during the quarter. Additionally, Highland will pay from its own resources additional compensation to UBS Financial in connection with the offering, which amount will not exceed an annual rate of 0.90% of the aggregate value of outstanding Shares held by clients of UBS Financial (“Trailing Fee”). The Trailing Fee shall be calculated monthly and paid quarterly based on the average month-end value of Shares held by clients of UBS Financial during the quarter.
     Neither UBS Financial nor any other broker or dealer is obligated to buy from the Trust any of the Shares.
     Once a prospective shareholder’s order is received, a confirmation will be sent to the shareholder. The shareholder’s brokerage account will be debited for the purchase amount, which will be deposited into an interest-bearing escrow account set up at PNC Bank Corp. (the “Escrow Agent”) for the benefit of the shareholders. The purchase amount will be released from the escrow account once the shareholder’s order is accepted, and the interest borne on the amount while in escrow will be credited to the shareholder’s brokerage account.
     The Trust has agreed to indemnify UBS Financial, its affiliates, the Investment Adviser and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Trust will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s duties.
     The principal business address for UBS Financial is 51 West 52nd Street, New York, New York 10019.
Purchase terms
     Sales of Shares will be made only to Qualified Investors who have completed and returned an investor certification, and whose investor certification has been accepted, before the Closing Date. Investors may pay to UBS Financial or a selling dealer a sales load of up to 2.00%. The amount of the sales load to which an investor will be subject will be determined by the investor and its financial advisor, subject to a maximum of 2.00%.
     Generally, the stated minimum initial purchase by each investor is $          , which minimum may be waived, but not below $           (inclusive of sales load). If you want to purchase less than $           in Shares, you should speak with your financial advisor. In granting any waiver, consideration is given to various factors, including the investor’s overall relationship with UBS Financial, the investor’s holdings in other funds affiliated with UBS Financial, and such other matters as UBS Financial may consider relevant at the time. UBS Financial’s financial advisors will receive a reduced sales credit for selling Shares substantially below this stated minimum initial contribution. The Trust may vary the investment minimum from time to time.
Additional Sales
     Existing shareholders, as well as new investors who are Qualified Investors, may purchase Shares on the last business day of each month. The minimum amount for subsequent investments by existing shareholders is $          . For employees or partners of the Investment Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Investment Adviser, attorneys or other professional advisors engaged on behalf of the Trust, and members of their immediate families, the minimum required initial purchase of Shares of the Trust is $          . The price of the Trust’s Shares for the purpose of these purchases will be based upon the calculation of NAV per Share next determined after the purchase order is received and accepted by the Trust or UBS Financial. Accordingly, all purchase orders made on the last business day of the month must be so received and accepted before the NAV is determined on such day.
PRIVACY POLICY
     We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.
     Collection of Information. We may collect nonpublic personal information about you from the following sources:
•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Website information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

     Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.
     Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A HIGHLAND CAPITAL MULTI-STRATEGY FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY MONIES HELD IN ESCROW WILL BE RETURNED. Please complete and execute this investor certificate and promptly send to Alternative Investments US via Fax: (212) [          ] OR Mail: UBS Financial Services Inc., Alternative Investments US, 51 W. 52nd Street – 23rd Floor, New York, NY 10019, ATTENTION: Investor Services. Generally, this Investor Certification must be received four business days prior to month’s end in order to invest in the Fund’s next monthly closing.
HIGHLAND CAPITAL MULTI-STRATEGY FUND INVESTOR CERTIFICATION
This certificate relates to Highland Capital Multi-Strategy Fund (the “Fund”) and is given to you with respect to a potential investment in the Fund.
I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the “Net Worth Requirement”); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a “Plan”) that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity that is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.
I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.
I am aware of the Fund’s Incentive Fee and limited provisions for transferability and withdrawal and have carefully read and understand the “Semi-Annual Repurchase Offers” and “Management of the Trust—Investment Advisory Agreement” sections in the prospectus.
I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Trust:
☐	I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)
I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the “Code”)) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.
If I am a Plan, an IRA or another benefit plan investor (a “Benefit Plan”), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the “Fiduciary”), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered and determined the following and an investment is consistent with the Fiduciary’s responsibilities under ERISA: i) the Fiduciary’s investment standards under the ERISA in the context of the Benefit Plan’s particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., its directors, or any of their affiliates, (collectively, the “Affiliates”); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.
I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification and agree to indemnify you and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.
By signing below, I confirm that as of the date of my investment and as of this date, and with respect to the information maintained by UBS Financial Services Inc. regarding my portfolio, the investment objective and risk profile applicable to that portion of my portfolio invested in the Fund are, respectively, “capital appreciation” and “aggressive/speculative” and as a shareholder, I agree to be subject to the Fund’s Agreement and Declaration of Trust. I have read the Agreement and Declaration of Trust and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.
☐ Please check this box if this is an additional investment in the Fund.

UBS Account Number:	SSN/TAX ID Number:	Investor Signature: Date: Print Investor Name:
For Financial Advisors and Branch Office Managers Only:
Investor Suitability: With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:
(1) informed the client of all pertinent facts relating to the liquidity and transferability of the shares of the Fund; and
(2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client’s age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that: (a) the Fund being subscribed for is suitable and appropriate for the client; (b) the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards; (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client’s financial position, overall investment objectives and portfolio structure; (d) the client can bear the economic risks of the investment in the Fund; (e) the client appears to have an understanding of: (i) the fundamental risks of the Fund (including that the client may lose his or her entire investment); (ii) the restrictions on the liquidity and transferability of the shares of the Fund; (iii) the background and qualifications of the sponsor(s) and investment adviser(s) of the Fund; and (iv) the tax consequences with respect to an investment in the Fund; and (f) the investment in the Fund does not exceed 10% of the client’s net worth on CAI.
Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth), I have ascertained from the appropriate parties (such as the client’s trustee or general partner) that all of the client’s beneficial owners meet such requirements.
By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.

FA Signature:	FA Name:	Division:	Date**:	Tel #:

Financial Advisors must reconcile the information listed on this certification with the client’s account records, including updating the client’s net worth, objectives and any other relevant information.
Branch Office Manager Signature: I certify that I have reviewed the completed Investor Suitability section above, the client investor certification and Client Account
Information, and I agree, based upon the information known to me, with the Financial Advisor’s determination that the investment being subscribed for is suitable and appropriate for the client.

BOM Signature:	BOM Name:	Date**:

**	The CAI information that accompanies this form must be dated before or the same day this certification is signed.

*	As used herein, “net worth” means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining “net worth,” the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

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STATEMENT OF ADDITIONAL INFORMATION
HIGHLAND CAPITAL MULTI-STRATEGY FUND
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(877) 665-1287

                     , 2007

Highland Capital Multi-Strategy Fund (the “Trust ”) is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act with no operating history. This SAI does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated      , 2007. This SAI does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the prospectus prior to purchasing such Shares. A copy of the prospectus may be obtained without charge by calling 1-877-665-1287. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

STATEMENT OF ADDITIONAL INFORMATION

THE TRUST
     The Trust is a newly-organized, non-diversified, closed end management investment company. The Trust is engaged in a continuous public offering of its Shares. The Trust is an interval fund that makes Repurchase Offers on a semi-annual basis to repurchase between 5% and 25% of its outstanding Shares. Qualified Investors may purchase Shares, and existing holders of Shares may purchase additional Shares, on any Closing Date.
USE OF PROCEEDS
     The Trust will invest the net proceeds of the offering in accordance with the Trust’s investment objectives and policies and principal strategies as soon as practicable (which the Trust expects to be within three to six months) after each closing of the offering. The Trust will pay offering expenses of approximately $[     ] from the proceeds of this offering.
INVESTMENT RESTRICTIONS
          Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a “majority of the outstanding” (as defined below) Shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:
     (1) invest 25% or more of the value of its total assets in any single industry or group of industries;
     (2) issue senior securities representing indebtedness or borrow money (or pledge its assets, other than to secure such issuances, borrowings or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies), except as permitted by the 1940 Act (which generally requires 300% asset coverage for the foregoing activities), or issue senior securities in the form of preferred shares other than as permitted by the 1940 Act (which generally requires 200% asset coverage if preferred shares are issued);
     (3) make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33 1/3% of the Trust’s total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33 1/3% of the Trust’s total assets;
     (4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;
     (5) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust’s ownership of such other assets; or
     (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.
          The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees and without shareholder approval. The Trust, however, will provide shareholders, with 14 days’ prior notice in the event it is going to change its investment objectives. The Trust may not:

     (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust’s total assets and the Trust’s aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security; and
     (2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. Under the 1940 Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Advisory Fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.
          In addition, to comply with the federal tax requirements for qualification as a registered investment company, the Trust’s investments must meet certain diversification requirements. See “Taxation.”
          The percentage limitations applicable to the Trust’s portfolio, described in the prospectus and this Statement of Additional Information other than the limitations with respect to borrowing, apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.
          When used with respect to shares of the Trust, “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.
INVESTMENT POLICIES AND TECHNIQUES
          The following information supplements the discussion of the Trust’s investment objectives and principal strategies that are described in the prospectus.
Short-Term Debt Securities
          For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:
     (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality;

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and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. Highland monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Highland does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. Highland will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation’s ability to meet all of its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
Equity Securities
          The Trust may invest in equity securities including preferred stocks, convertible securities, warrants and depository receipts.
          Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a

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more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
          Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
          Warrants. Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
          Depository Receipts. The Trust may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.
Variable and Floating Rate Instruments
          The Trust may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Trust may invest in leveraged inverse floating rate debt instruments (“Inverse Floaters”). The interest rate of an Inverse Floater resets in the opposite direction from the market rate of interest to which it is indexed. An Inverse Floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in Inverse Floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Trust.
          With respect to variable and floating rate instruments, Highland will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular

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variable and floating rate instruments could make it difficult for the Trust to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Trust is not entitled to exercise its demand rights, and the Trust could, for these or other reasons, suffer a loss, with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Trust involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Derivative Transactions and Risk Management
          Consistent with its investment objectives and policies set forth in the prospectus and in addition to its option strategy, the Trust may also enter into certain risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any derivative transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on Highland’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Losses using a particular strategy may be greater than gains in the value of the Trust’s position. The same is true for such instruments entered into for income or gain. Losses due to the use of Derivative Transactions will reduce net asset value of the Trust.
          The Derivative Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.
          Futures Contracts and Options on Futures Contracts. In connection with its Derivative Transactions and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide risk management and other portfolio management purposes.
          Forward Foreign Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
          The Trust may engage in various forward currency contract strategies:
•	The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

•	The Trust may also use forward currency contracts to shift the Trust’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and Highland believes that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.

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•	The Trust may also purchase forward currency contracts to enhance income when Highland anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

•	The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

•	The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust’s existing investments are denominated.

•	The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if Highland anticipates that there will be a correlation between the two currencies.

•	The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

•	When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.
          Calls on Securities, Indices and Futures Contracts. In addition to its option strategy, in order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options (“calls”) on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be “covered” as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

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          Puts on Securities, Indices and Futures Contracts. In addition to its option strategy, the Trust may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.
          Interest Rate Transactions. Among the Derivative Transactions into which the Trust may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
          The Trust may enter into interest rate swaps, caps and floors on either an asset based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are entered into for good faith risk management purposes, Highland and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.
          Credit Derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.
          There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Highland is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if Highland is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

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          Below under “General Characteristics of Risks of Derivative Transactions” is further information about the characteristics, risks and possible benefits of Derivative Transactions and the Trust’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Derivative Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by Highland; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.
          Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Derivative Transactions. See “Taxation.”
General Characteristics and Risks of Derivative Transactions
          In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Derivative Transactions. The Trust will engage in such activities in the Investment Adviser’s discretion and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC.
Put and Call Options on Securities and Indices
          The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.
          The Trust’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to

8

exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction.
          The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.
Futures Contracts and Related Options
          Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
          Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.
          Limitations on Use of Futures and Options on Futures. The Trust’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust’s board of trustees at any time. Also, when required, an account of cash equivalents designated on the Trust’s books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.
          Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust’s obligations with respect to such instruments.

9

          Such Amounts Fluctuate as the Obligations Increase or Decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.
          Regulatory Considerations. The Trust has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
OTHER INVESTMENT POLICIES AND TECHNIQUES
Restricted and Illiquid Securities
          Certain of the Trust’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.
When-Issued and Forward Commitment Securities
          The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
Pay-in-kind Bonds
          The Trust may invest in Pay-in-kind, or “PIK” bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Trust may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Brady Bonds
          The Trust’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas

10

F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Trust may purchase have no or limited collateralization, and the Trust will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Trust may invest are likely to be acquired at a discount.
Mezzanine Investments
          The Trust may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Loan Participations and Assignments
          The Trust may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporation or foreign government and one or more financial institutions (“Lenders”). The Trust’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. Participations typically will result in the Trust having a contractual relationship only with the Lender not the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Trust and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Trust generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Trust will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Trust may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Trust will acquire Participations only if the Lender interpositioned between the Trust and the borrower is determined by Highland to be creditworthy. When the Trust purchases Assignments from Lenders, the Trust will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Trust as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.
          The Trust may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Trust anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Trust’s ability to dispose of particular Assignments or Participations when necessary to meet the Trust’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Trust to assign a value to those securities for purposes of valuing the Trust’s portfolio and calculating its net asset value.
Structured Investments
          The Trust may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities,

11

payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Trust anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
          The Trust is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.
          Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Trust’s investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.
Project Loans
          The Trust may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.
Zero Coupons and Deferred Payment Obligations
          The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of Trust securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
          The Trust may invest in Deferred Payment Securities. Deferred Payment Securities are securities that remain Zero-Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred Payment Securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
MANAGEMENT OF THE TRUST
Trustees
          The board of trustees provides broad oversight over the operations and affairs of the Trust and protects the interests of shareholders. The board of trustees has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Trust’s business. The names and ages of the trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each trustee and other directorships or trusteeships they hold are shown below. The business address of the Trust, Highland and their board members and officers is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, unless otherwise specified below.

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Number of
Portfolios in
				Highland Fund	Other
		Term of Office and		Complex	Directorships/
	Position	Length of Time	Principal Occupation(s) During	Overseen by	Trusteeships
Name and Age	with Trust	Served	Past Five Years	Trustee(1)	Held
INDEPENDENT TRUSTEES
Bryan A. Ward		Indefinite Term;	Senior Manager,
(Age 52)	Trustee	Trustee since ___	Accenture, LLP (a consulting
		2007	firm) since January 2002.	10	None

Scott Kavanaugh		Indefinite Term;	Private Investor since	10	None
(Age 46)	Trustee	Trustee since ___	February 2004. Sales
		2007	Representative at Round Hill
Securities from March 2003 to
January 2004; Executive at
Provident Funding Mortgage
Corporation, February 2003 to
July 2003; Executive Vice
President. Director and CAO,
Commercial Capital Bank,
January 2000 to February
2003; Managing Principal and
Chief Operating Officer,
Financial Institutional
Partners Mortgage Company and
the Managing Principal and
President of Financial
Institutional Partners, LLC,
(an investment banking firm),
April 1998 to February 2003.

James F. Leary (Age 77)	Trustee	Indefinite Term; Trustee since ___ 2007	Managing Director, Benefit Capital Southwest, Inc., (a financial consulting firm) since January 1999.	10	Board Member of Capstone Series Fund, Inc. (3 portfolios)

Timothy Hui		Indefinite Term;	Dean of Educational Resources	10	None
(Age 58)	Trustee	Trustee since ____	since July 2006; Assistant
		2007	Provost for Graduate
Education, July 2004 to June
2006; Assistant Provost for
Educational Resources,
Philadelphia Biblical
University. July 2001 to June
2004.

INTERESTED TRUSTEE (2)

R. Joseph Dougherty		Indefinite Term;	Senior Portfolio Manager of
(Age 36)	Trustee and Senior	Trustee since ___	the Investment Adviser since
	Vice President	2007	2000.	10	None

OFFICERS(3)

Term of Office and
Name and Age	Position with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years

James D. Dondero
(Age 45)	Chief Executive Officer and	Indefinite Term and	President and Director of Strand Advisors,
	President	officer since ___ 2007	Inc., the General Partner of the Investment Adviser.

Mark Okada
(Age 44)	Executive Vice President	Indefinite Term and	Officer of Strand Advisors, Inc., the General
		officer since ___	Partner of the Investment Adviser; Chief
		2007	Investment Officer of the Investment Adviser.
R. Joseph Dougherty
(Age 36)	Senior Vice President	Indefinite Term and officer since ___ 2007	Senior Portfolio Manager of the Investment Adviser since 2000.

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Term of Office and
Name and Age	Position with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
M. Jason Blackburn	Chief Financial
(Age 31)	Officer (Principal
	Accounting Officer),	Indefinite Term and	Assistant Controller of the Investment
	Treasurer and Secretary	officer since ___ 2007	Adviser since November 2001; Accountant, KPMG LLP, September 1999 to October 2001.

Michael Colvin (Age 38)	Chief Compliance Officer	Indefinite Term and officer since _____ 2007	General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, January 2007 to June 2007 ; Partner (from January 2003 to January 2007) and Associate (from 1995 to 2002) in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

(1)	The “Highland Fund Complex” means all of the registered investment companies advised by the Investment Adviser as of the date of this SAI.

(2)	Mr. Dougherty is deemed to be an “interested person” of the Trust under the 1940 Act because of his position with the Investment Adviser.

(3)	Each officer serves in the same capacity for each of the Highland Funds.
Compensation of Trustees
     The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the Highland organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust’s calendar year ending December 31, 2007.

	Aggregate	Total Compensation from
	Compensation	the Trust
	from the	and Highland Fund
Name of Trustee	Trust	Complex(1)
Interested Trustee
R. Joseph Dougherty	$	$0
Independent Trustees
Bryan A. Ward	$	$97,500
Scott F. Kavanaugh	$	$97,500
James F. Leary	$	$97,500
Timothy K. Hui	$	$97,500

(1)	Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2007 from the registered investment companies advised by Highland.
Share Ownership
          The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Trust and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex as of [     ], 2007.

Aggregate Dollar Range of
	Dollar Range	Equity Securities Overseen
	of Equity	by Trustees in the Family of
	Securities in	Registered Investment
Name of Trustee	the Trust	Companies
Interested Trustee
R. Joseph Dougherty	$—	over $100,000
Independent Trustees
Bryan A. Ward	$—	$1–10,000
Scott F. Kavanaugh	$—	$50,001–100,000
James F. Leary	$—	$10,001–50,000
Timothy K. Hui	$—	$1–10,0000

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Committees
          In connection with the board of trustee’s responsibility for the overall management and supervision of the Trust’s affairs, the trustees meet periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. To fulfill these duties, the Trust has four committees: an Audit Committee, a Nominating Committee, a Litigation Committee and a Qualified Legal Compliance Committee.
          The Audit Committee consists of                                         . The Audit Committee acts according to the Audit Committee charter.                     has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for (i) oversight of the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (ii) providing assistance to the board of trustees of the Trust in connection with its oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The board of trustees of the Trust has determined that the Trust has one audit committee financial expert serving on its Audit Committee,                     , who is independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.
          The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate trustees. The Nominating Committee considers recommendations for nominees from shareholders sent to the Secretary of the Trust, Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of trustees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the board of trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs.                     .
          The Litigation Committee’s function is to seek to address any potential conflicts of interest between or among the Trust and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Investment Adviser or another client of the Investment Adviser. The Litigation Committee is comprised of Messrs.                     .
          The Qualified Legal Compliance Committee (the “QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the Commission on behalf of the Trust. The QLCC is comprised of Messrs.                     .
CODE OF ETHICS
          The Trust and the Investment Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

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PROXY VOTING POLICY
     The board of trustees of the Trust has delegated the voting of proxies for Trust securities to Highland pursuant to Highland’s proxy voting policy. Under this policy, Highland will vote proxies related to Trust securities in the best economic interests of the Trust and its shareholders. A copy of Highland’s proxy voting policy is attached as Appendix B to this SAI. The Trust’s proxy voting record for the most recent 12-month period ending June 30 will be available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Commission’s web site (http://www.sec.gov).
INVESTMENT ADVISORY AND OTHER SERVICES
          The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Trust, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Investment Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, the Investment Adviser, its affiliates and any officer, partner, director, stockholder or employee of any of them may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action that the Investment Adviser, or any of its affiliates, or any officer, partner, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
          The Investment Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Trust. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Trust and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Trust and such other clients or may involve a rotation of opportunities among the Trust and such other clients.
          While the Investment Adviser does not believe there will be frequent conflicts of interest, if any, the Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser’s fiduciary obligations to the Trust and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Trust and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Trust. Not all conflicts of interest can be expected to be resolved in favor of the Trust.

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          Under current Commission regulations, the Trust may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Adviser in certain private placements in which the Investment Adviser negotiates non-pricing terms.
Portfolio Managers
          The portfolio managers of the Trust are Kurtis Plumer, James Dondero and Mark Okada.
          As of February 28, 2007, Kurtis Plumer managed the following client accounts:

			Number of
			Accounts	Assets
	Number		Subject to a	Subject to a
	of	Assets of	Performance	Performance
Type of Account	Accounts	Accounts	Fee	Fee
Registered Investment Companies	2	$1,084 million	1	$79 million
Other Pooled Investment Vehicles	5	$4,314 million	3	$3,762 million
Other Accounts	0	$0	0	$0
          As of February 28, 2007, James Dondero managed the following client accounts:

			Number of
			Accounts	Assets
			Subject to a	Subject to a
	Number of	Assets of	Performance	Performance
Type of Account	Accounts	Accounts	Fee	Fee
Registered Investment Companies	3	$1,090 million	1	$79 million
Other Pooled Investment Vehicles	10	$9,159 million	9	$9,109 million
Other Accounts	0	$0	0	$0
     As of February 28, 2007, Mark Okada managed the following client accounts:

			Number of
			Accounts	Assets
			Subject to a	Subject to a
	Number of	Assets of	Performance	Performance
Type of Account	Accounts	Accounts	Fee	Fee
Registered Investment Companies	11	$8,063 million	0	$0
Other Pooled Investment Vehicles	29	$20,564 million	23	$18,764 million
Other Accounts	0	$0	0	$0
Compensation
          The Investment Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers’ underlying accounts, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Investment Adviser such as Option It Plan and the Long-Term Incentive Plan.

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Base Compensation
          Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.
Discretionary Compensation
          In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:
          Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of the Highland.
          Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland through the use of Long-Term Incentive Units.
          Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.
Securities Ownership of Portfolio Managers
          The Trust is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Trust.
Administration Services
          Pursuant to the Trust’s administration services agreement, Highland will perform the following services: (i) prepare monthly security transaction listings; (ii) supply various normal and customary portfolio and Trust statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Trust’s federal and state tax returns; (iv) coordinate contractual relationships and communications between the Trust and its contractual service providers; (v) coordinate printing of the Trust’s annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements; (viii) monitor the Trust’s compliance with Internal Revenue Code, Commission and prospectus requirements; (ix) prepare, coordinate with the Trust’s counsel and coordinate the filing with the Commission: Post-Effective Amendments to the Trust’s Registration Statement and supplements to or revisions of the Trust’s prospectus and statement of additional information; Registration Statements; “shelf” registrations; the preparation and filing of Forms N-23c-3 or Schedule TOs (or their successor forms with respect to repurchase offers), whichever filing is currently applicable to the Trust; semi-annual reports on Form N-SAR and Form N-CSR; Forms N-Q; and Form N-PX based upon information provided by the Trust, assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders; (xi) assist in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies for the Trust in accordance with the requirements of Rules 17g-1 and 17d-1(d)(7), respectively, under the 1940 Act as such bond and policies are approved by the Trust’s board of trustees; (xii) monitor the Trust’s assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special board meetings; (xiv) coordinate the preparation, assembly and distribution of board and committee materials; (xv) attend board and committee meetings and draft minutes thereof; (xvi) maintain the Trust’s calendar to assure compliance with various filing and board and committee approval deadlines; (xvii) furnish the Trust office space in the offices of Highland, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and

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investments of the Trust; (xviii) assist the Trust in the handling of Commission examinations and responses thereto; (xix) perform clerical, bookkeeping and all other administrative services not provided by the Trust’s other service providers; (xx) determine or oversee the determination and publication of the Trust’s net asset value in accordance with the Trust’s policy as adopted from time to time by the board of trustees; (xxi) oversee the maintenance by the Trust’s custodian and transfer agent and dividend disbursing agent of certain books and records of the Trust as required under Rule 31a-1(b) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the board of trustees) such other books and records required by law or for the proper operation of the Trust; (xxii) prepare such information and reports as may be required by any stock exchange or exchanges on which the Trust’s Shares may be listed in the future; (xxiii) determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust’s dividend reinvestment plan; and (xxiv) serve as liaison between the Trust and each of its service providers. Highland shall have the authority to engage a sub-administrator in connection with the administrative services of the Trust, which sub-administrator may be an affiliate of Highland; provided, however, that Highland shall remain responsible to the Trust with respect to Highland’s duties and obligations set forth in the administration services agreement.
Custodian and Transfer Agent
          PFPC Trust Company (“PFPC”), 8800 Tinicum Blvd., 4th Floor, Philadelphia, PA 19153, telephone (877) 665-1287, will act as custodian for the Trust’s assets, and PFPC, Inc. , 301 Bellevue Parkway, Wilmington, Delaware 19809, will perform certain administration, accounting and shareholder services for the Trust.
ERISA CONSIDERATIONS
          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Trust.
          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Trust, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Trust may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.
          Because the Trust is registered as an investment company under the Investment Company Act, the underlying assets of the Trust should not be considered to be “plan assets” of the Benefit Plans investing in the Trust for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Investment Adviser will not be a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Trust.

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     The Trust requires a Benefit Plan which proposes to investment in the Trust to represent that it, and any fiduciaries responsible for such Benefit Plan’s investments, are aware of and understand the Trust’s investment objectives, policies and strategies, that the decision to invest plan assets in the Trust was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.
     Certain prospective Benefit Plan investors may currently maintain relationships with the Investment Adviser, UBS Financial or other entities which are affiliated with the Investment Adviser or UBS Financial. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Trust is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors are required to represent that the decision to invest in the Trust was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Trust.
     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.
TAXATION
     The following discussion summarizes certain U.S. federal income tax considerations affecting the Trust and the purchase, ownership and disposition of the Trust’s Shares by shareholders. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Trust and its shareholders (including non-U.S. shareholders and others subject to special treatment under U.S. federal income tax law).
     The discussion set forth herein does not constitute tax advice, and you are urged to consult your own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences to you of investing in the Trust.
     A “U.S. shareholder” generally is a beneficial owner of Shares (other than a partnership) who is for U.S. federal income tax purposes:
•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a court within the United States can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996 and validly elected to continue to be treated as a U.S. trust).

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     A “Non-U.S. shareholder” is a beneficial owner of Shares that is not a U.S. shareholder.
     If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding Shares should consult its tax advisors with respect to the purchase, ownership and disposition of Shares.
Taxation of the Trust
     We intend to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, we must, among other things, meet the following requirements regarding the source of our income and the diversification of our assets:
     (i) We must derive in each taxable year at least 90% of our gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly-traded partnerships” (as defined in the Code).
     (ii) We must diversify our holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of our total assets are represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of our total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of: (I) any one issuer, (II) any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly-traded partnerships” (as defined in the Code).
     As a regulated investment company, we generally will not be subject to U.S. federal income tax on income and gains that we distribute to our shareholders, provided that we distribute each taxable year at least the sum of: (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) and (ii) 90% of our net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute substantially all of such income each year. The Trust will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.
     Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met.
     Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a regulated investment company, including the diversification requirements. If we dispose of assets in order to meet the distribution requirements or to avoid the excise tax, discussed below, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
     The Code imposes a 4% nondeductible excise tax on the Trust to the extent the Trust does not distribute by the end of any calendar year at least the sum of: (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is

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made to use the Trust’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
     A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. For purposes of determining (i) whether the distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.
     If, for any taxable year, we do not qualify as a regulated investment company, all of our taxable income (including our net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of our current or accumulated earnings and profits. Provided that shareholders satisfy certain holding period and other requirements with respect to their Shares, such dividends generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of shareholders taxed as corporations. Further, we could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying for taxation as a regulated investment company. If we fail to qualify as a regulated investment company in any year, we must pay out our earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If we fail to qualify as a regulated investment company for a period greater than one taxable year, we may be required to recognize and pay tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.
Taxation of the Trust’s Investments
     Certain of the Trust’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed, long-term capital gain into higher-taxed, short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Trust to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur or (viii) adversely alter the characterization of certain complex financial transactions. These income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a regulated investment company.
     The Trust may invest in non-U.S. corporations that could be classified as passive foreign investment companies (“PFICs”) as defined for U.S. federal income tax purposes. A PFIC is, very generally, a non-U.S. corporation if (i) 75% or more of the gross income of such corporation for the taxable year is passive income or (ii) the average percentage of assets held by such corporation during the taxable year that produce passive income or that are held for the production of passive income is at least 50%. For U.S. federal income tax purposes, the Trust’s investment in a PFIC may, among other things, cause the Trust to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains. The Trust will monitor any

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investments in PFICs in order to comply with the U.S. federal income tax rules applicable to regulated investment companies. Dividends paid by PFICs will not be qualified dividend income.
     If the Trust invests in the shares of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Trust, such as investments in zero coupon securities, deferred interest securities or other debt securities that have original issue discount, the Trust could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Trust and therefore would be subject to the distribution requirements of the Code. This might prevent the Trust from distributing 90% of its investment company taxable income as is required in order to avoid Trust-level U.S. federal income taxation on all of its income, or might prevent the Trust from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Trust may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.
     Dividend, interest and other income received by the Trust from investments outside the U.S. may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. The Trust does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Trust will reduce the return from the Trust’s investments.
Taxation of U.S. Shareholders
     The Trust will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom: (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.
     The Trust does not expect that a corporate shareholder will be able to claim a dividends-received deduction with respect to any significant portion of the Trust distributions. Distributions paid to you by the Trust from its net realized long-term capital gains, if any, that the Trust designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains (currently at a maximum rate of 15%), regardless of how long you have held your Shares. All other dividends paid to you by the Trust (including dividends from short-term capital gains) from its current or accumulated earnings and profits are generally subject to tax as ordinary income (“ordinary income dividends”).
     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Trust generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Trust, (ii) the Trust satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Shares. Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so designated by the Trust as qualified dividend income, and the Trust does not expect that a significant portion of its ordinary income dividends will be treated as qualified dividend income.
     Any distributions that you receive that are in excess of the Trust’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Shares, and thereafter as capital gains from the sale of Shares. The amount of any Trust distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Shares.

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     Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Shares of the Trust. Dividends and other distributions paid by the Trust are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and payable to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.
     The price of Shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase Shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.
     The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.
     If you sell or otherwise dispose of Shares of the Trust (including by exchanging them for shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such Shares of the Trust and the amount you receive upon disposition of such Shares. If you hold your Shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Shares held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Shares. Any loss you recognize on a sale or other disposition of Shares will be disallowed if you acquire other Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or other disposition of the Shares. In such case, your tax basis in the Shares acquired will be adjusted to reflect the disallowed loss. It is possible that, in connection with a Repurchase Offer, the proceeds received by a shareholder who tenders less than all of his or her Shares may be subject to tax as ordinary income (rather than as capital gain or loss), without any offset for tax basis in the repurchased Shares.
     Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter, unless changed by future legislation).
     Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisors.
     The Trust may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Trust (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the IRS that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders are exempt from backup withholding. Backup withholding (currently at a rate of 28%) is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
Taxation of Non-U.S. Shareholders
     Distributions of our “investment company taxable income” to Non-U.S. shareholders will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, and, if an income tax treaty applies, are attributable to a permanent

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establishment or fixed base maintained by the Non-U.S. shareholder in the U.S. In such latter case, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
     Certain dividends designated by the Trust as “interest-related dividends” that are paid to most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to U.S. tax if earned by a foreign person directly. Further, certain dividends designated by the Trust as “short-term capital gain dividends” that are paid to certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from the excess of the Trust’s short-term capital gains over its net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning on or before December 31, 2007. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them as related to these provisions.
     Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. shareholder in the U.S. or (ii) the Non-U.S. shareholder is an individual, has been present in the U.S. for 183 days or more during the taxable year, and certain other conditions are satisfied. In addition, gain on your sale of Shares will be subject to U.S. federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell Shares or the period during which you held your Shares. However, if our Shares are regularly-traded on the NYSE or another established securities market and you did not hold more than 5% of our Shares at any time during the shorter of such periods, gain on your sale of Shares will not be subject to U.S. federal income tax even if we are a United States real property holding corporation. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. We do not currently expect to become a United States real property holding corporation at any time in the future.
     If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our Shares that are effectively connected to a U.S. trade or business will generally be subject to U.S. federal income tax at the rates applicable to a U.S. person. Such distributions and gains also may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
     A Non-U.S. shareholder can have all cash distributions automatically reinvested in additional Shares if such shareholder so elects. If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Shares. If the distribution is effectively connected with a U.S. trade or business and, if a treaty applies, is attributable to a

25

permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The Non-U.S. shareholder will have an adjusted basis in the additional Shares purchased through the plan equal to the amount reinvested. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the Non-U.S. shareholder’s account.
     A Non-U.S. shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend-paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder, or such Non-U.S. shareholder otherwise establishes an exemption from backup withholding.
PORTFOLIO TRANSACTIONS AND BROKERAGE
          In placing portfolio transactions for the Trust, the Investment Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Investment Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Investment Adviser may be a party. Neither the Trust nor the Investment Adviser has adopted a formula for allocation of the Trust’s investment transaction business. The Investment Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Trust than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Investment Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Trust with such brokers, subject to review by the Trust’s board of trustees from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Investment Adviser in connection with its services to other clients.
EXPERTS
          The Statement of Assets and Liabilities of the Trust and related Statement of Operations and Statement of Changes in Net Assets for the period      , 2007 (commencement of operations) to      , 2007 appearing in this Statement of Additional Information have been audited by      , independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.      , located at       provides accounting and auditing services to the Trust.
ADDITIONAL INFORMATION
          A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the “Commission”), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

27

FINANCIAL STATEMENTS
     The financial statements of the Trust for the periods indicated follow.

28

HIGHLAND CAPITAL MULTI-STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES

29

HIGHLAND CAPITAL MULTI-STRATEGY FUND
STATEMENT OF OPERATIONS
For the period      , 2007 (date of inception) to      , 2007

30

HIGHLAND CAPITAL MULTI-STRATEGY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period      , 2007 (date of inception) to      , 2007

31

NOTES TO FINANCIAL STATEMENTS

32

Appendix A
RATINGS OF INVESTMENTS
          Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:
ISSUE CREDIT RATING DEFINITIONS
          A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
          Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
          Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper, are considered short-term. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
          Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
          The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
AAA
          An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
          An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
          An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
          An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
          Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
          An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
          An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
          An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
          An obligation rated “CC” is currently highly vulnerable to nonpayment.
C
          A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
          An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (—)
          The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the major rating categories.
NR
          This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings

          A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

          A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
          A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
          A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1
          A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
          A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3
          A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
          A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
          A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Active Qualifiers (Currently applied and/or outstanding)
i
          This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L
          Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
P
          This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi
          Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi”

subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
pr
          The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
Preliminary
          Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor ‘s reserves the right not to issue a final rating.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
t
          This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Inactive Qualifiers (No longer applied or outstanding)
*
          This symbol indicated continuance of the ratings is contingent upon Standard & Poor ‘s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c
          This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.
q
          A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r
          The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
          Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Long-Term Obligation Ratings
          Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Moody’s Long-Term Rating Definitions:
Aaa
          Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
          Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
          Obligations rated A are considered upper medium-grade and are subject to low credit risk.
Baa
          Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
          Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
          Obligations rated B are considered speculative and are subject to high credit risk.
Caa
          Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
          Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
          Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
          Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Medium-Term Note Ratings
          Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:
•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal

•	Notes containing any provision that could obligate the investor to make any additional payments

•	Notes containing provisions that subordinate the claim.
          For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.
          For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.
          Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Short-Term Ratings:
          Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
          Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
          Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
          Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
          Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
          Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
          Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Appendix B
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
          1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
          1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
     2.1 Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.
     2.2 Voting.
          2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.
          2.2.2 If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.
     2.3 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.
     2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund’s Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.
     2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

     2.4 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.5 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
     2.6 Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.
3. Conflicts of Interest
          3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Retail Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
          3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping and Retention
     4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.3 Records of each vote cast by the Company on behalf of Clients.
     4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
          4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
          4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
          4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds’ Boards of Directors and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.
Revised: February 22, 2007

Part C
Other Information
Item 25. Financial Statements and Exhibits
Financial Statements
     Part A—None.
     Part B—Report of Independent Registered Accounting Firm, Statement of Assets and Liabilities and Notes to Financial Statements. (2)
EXHIBITS

(a)	Agreement and Declaration of Trust. (1)
(b)	By-Laws. (1)
(c)	Not applicable
(d)	Not applicable.
(e)	Not applicable.
(f)	Not applicable
(g)	Form of Investment Advisory Agreement (1)
(h)	Form of Distribution Agreement (1)
(i)	Not applicable
(j)	Form of Custody Agreement (2)
(k)(1)	Transfer Agent Agreement (2)
(k)(2)	Form of Administration Services Agreement (1)
(l)	Opinion and Consent of Counsel to the Trust (2)
(m)	Not applicable
(n)	Independent Registered Public Accounting Firm Consent (2)
(o)	Not applicable
(p)	Subscription Agreement (2)
(q)	Not applicable
(r)(1)	Code of Ethics of Trust (2)
(r)(2)	Code of Ethics of Adviser (2)
(s)	Powers of Attorney (2)

(1)	Filed herewith.

(2)	To be filed by amendment.
Item 26. Marketing Arrangements
Reference is made to the Form of Distribution Agreement for the Registrant’s shares of beneficial interest to be filed by amendment to this registration statement.
Item 27. Other Expenses Of Issuance And Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration and filing fees	$
NYSE listing fee		$0.00
Printing (other than certificates)	$
Engraving and printing certificates		$0.00
Accounting fees and expenses related to the offering	$
Legal fees and expenses related to the offering	$
NASD fee	$
Miscellaneous (i.e. travel) related to the offering	$

Total	$

Item 28. Persons Controlled By Or under Common Control With The Registrant
     None.
Item 29. Number Of Holders Of Shares
     As of [                    ], 2007

Number Of
Title Of Class	Record Holders
Shares of Beneficial Interest	0
Item 30. Indemnification
     Information regarding indemnification of trustees and officers is incorporated by reference to the caption “Management of the Trust—Indemnification “ in the Prospectus.
     Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business And Other Connections Of Investment Adviser
     Not Applicable.
Item 32. Location Of Accounts And Records
     The Trust’s accounts, books and other documents are currently located at the offices of the Trust, c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 and at the offices of the Trust’s Custodian and Transfer Agent.
Item 33. Management Services
     Not Applicable.
Item 34. Undertakings
     (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     (2) Not applicable.

     (3) Not applicable.
     (4) The Registrant hereby undertakes:
     (a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
     (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act;
     (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
     (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
     (b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and
     (d) That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
     (e) That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

     (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.
     (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on the 29th day of August 2007.

HIGHLAND CAPITAL MULTI STRATEGY FUND
/s/ R. Joseph Dougherty
R. Joseph Dougherty
Sole Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 29th day of August 2007.

NAME	TITLE	DATE

/s/ R. Joseph Dougherty	Sole Trustee	August 29, 2007
R. Joseph Dougherty

/s/ James D. Dondero	President (principal executive officer)	August 29, 2007
James D. Dondero

/s/ M. Jason Blackburn	Treasurer (principal financial officer)	August 29, 2007
M. Jason Blackburn

INDEX TO EXHIBITS
EXHIBITS

(a)	Agreement and Declaration of Trust

(b)	By-Laws
C-5